UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

CLEANSPARK, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

___________________________________

PRELIMINARY PROXY MATERIALS SUBJECT TO COMPLETION DATED JULY 22, 2021

____________________________

CLEANSPARK, INC.

1185 S. 1800 West, Suite 3

Woods Cross, Utah 84087

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on September 15, 2021

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders (the “Meeting”) of CleanSpark, Inc. (the “Company,” “we” or “us”) will be held on September 15, 2021, at 11:00 a.m. Pacific Standard Time. Given the circumstances arising from the ongoing coronavirus (“COVID-19”) pandemic, we have adopted a completely virtual format for our Meeting to provide a healthy, consistent, and convenient experience to all stockholders regardless of location. You may attend, vote, and submit questions during the Meeting via the Internet at www.virtualshareholdermeeting.com/CLSK2021. You may also attend the Meeting by proxy, and may submit questions ahead of the Meeting through the designated website. For further information about the virtual Meeting, please see the Questions and Answers about the Meeting beginning on page 2 of the accompanying Proxy Statement. We expect to resume stockholder meetings in person in the future. The purpose of the Meeting is as follows:

(1)     To elect five directors to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation, or removal;

(2)	To authorize and approve that the Company’s current Articles of Incorporation, as amended to date (the “Current Articles”), be amended, restated, and replaced in its entirety by the First Amended and Restated Articles of Incorporation in the form attached hereto as Exhibit A (the “Amended and Restated Articles”), which shall include, among other things, an amendment to increase the number of shares of common stock authorized for issuance thereunder from 50,000,000 shares to 100,000,000 shares;
(3)	To authorize and approve that the Company’s current Bylaws, as amended to date (the “Current Bylaws”), be amended, restated, and replaced in its entirety by the First Amended and Restated Bylaws in the form attached hereto as Exhibit B (the “Amended and Restated Bylaws”);
(4)	To approve an amendment to the Company’s 2017 Incentive Plan (the “Plan”), in the form attached hereto as Exhibit C, to (i) increase the number of shares authorized for issuance thereunder from 1,500,000 shares to 3,500,000 shares of common stock of the Company and (ii) revise Section 19 of the Plan to more closely align with the provisions of Section 422 of the Internal Revenue Code of 1986, as amended, and Section 17.2 of the Plan, pursuant to the terms and conditions of the Plan;
(5)	To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2021;
(6)	To approve, on a non-binding advisory basis, named executive officer compensation;
(7)	To approve, on a non-binding advisory basis, the frequency of the stockholder advisory vote to approve named executive officer compensation; and
(8)	To consider and act upon such other business as may properly be brought before the Meeting or any adjournments or postponement thereof by or at the direction of our Board of Directors.

The close of business on July 19, 2021 has been fixed as the record date for determining stockholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponement thereof. For at least 10 days prior to the Meeting, a complete list of stockholders entitled to vote at the Meeting will be open to any stockholder’s examination during ordinary business hours at our principal executive offices located at: 1185 S. 1800 West, Suite 3, Woods Cross, Utah 84087, (702) 941-8047.

Our Board of Directors has carefully reviewed and considered the foregoing proposals, and has concluded that each proposal is in the best interests of the Company and its stockholders. Therefore, our Board of Directors has approved each proposal and recommends that you vote FOR all of the foregoing proposals.

Your vote is important no matter how large or small your holdings in the Company may be. If you do not expect to be present at the Meeting virtually, you are urged to promptly complete, date, sign, and return the proxy card. Please review the instructions on each of your voting options described in the enclosed Proxy Statement as well as in the Notice of Internet Availability of Proxy Materials you received in the mail. This will not limit your right to virtually attend or vote at the Meeting. You may revoke your proxy at any time before it has been voted at the Meeting.

The Notice of Internet Availability of Proxy Materials also contains instructions on how to access the Proxy Statement and our Annual Report on Form 10-K for the year ended September 30, 2020, both of which will be available online at www.proxyvote.com on or about [_______], 2021, and are available on our website at https://www.cleanspark.com/investor-relations/sec-filings/.

By Order of the Board of Directors Zachary Bradford Chief Executive Officer and Director

Woods Cross, Utah

July [ ], 2021

I M P O R T A N T

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING VIRTUALLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. PLEASE REVIEW THE INSTRUCTIONS ON EACH OF YOUR VOTING OPTIONS DESCRIBED IN THE ENCLOSED PROXY STATEMENT AS WELL AS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS YOU RECEIVED IN THE MAIL. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE VIRTUALLY IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY CARD ISSUED IN YOUR NAME FROM THAT INTERMEDIARY. A MAJORITY OF THE ENTIRE ISSUED AND OUTSTANDING CAPITAL STOCK OF THE COMPANY MUST BE REPRESENTED AT THE MEETING, EITHER VIRTUALLY OR BY PROXY, TO CONSTITUTE A QUORUM.

________________________________________

PRELIMINARY PROXY MATERIALS SUBJECT TO COMPLETION DATED JULY 22, 2021

____________________________

CLEANSPARK, INC.

1185 S. 1800 West, Suite 3

Woods Cross, Utah 84087

(702) 941-8047

PROXY STATEMENT

For

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on September 15, 2021 at 11:00 a.m. Pacific Standard Time

GENERAL INFORMATION

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of CleanSpark, Inc. (the “Company,” “CleanSpark,” “we” or “us”) for use at the annual meeting of stockholders (the “Meeting” or the “2021 Annual Meeting”) of the Company, to be held on September 15, 2021, at 11:00 a.m. Pacific Standard Time. Given the circumstances arising from the ongoing coronavirus (“COVID-19”) pandemic, we have adopted a completely virtual format for our Meeting to provide a healthy, consistent, and convenient experience to all stockholders regardless of location. You may attend, vote, and submit questions during the Meeting via the Internet at www.virtualshareholdermeeting.com/CLSK2021. You may also attend the Meeting by proxy, and may submit questions ahead of the Meeting through the designated website. For further information about the virtual Meeting, please see the Questions and Answers about the Meeting beginning on page 2 of this Proxy Statement. We expect to resume stockholder meetings in person in the future. This Proxy Statement and the enclosed proxy card will be made available to our stockholders on or about July [ ], 2021.

Only stockholders of record at the close of business on July 19, 2021 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, 34,696,392 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), were issued and outstanding, and 1,750,000 shares of the Company’s Series A Preferred Stock, par value $0.001 per share (“Preferred Stock”), were issued and outstanding. At the close of business on the Record Date, the Common Stock and Preferred Stock were held by more than 190 and four individual participants in securities positions listings of our capital stock, respectively. Shares cannot be voted at the Meeting unless the holder thereof is present or represented by proxy. The presence, virtually or by proxy, of the holders of a majority of the entire issued and outstanding capital stock of the Company as of the Record Date will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof.

Our Board has selected Zachary Bradford to serve as the holder of proxies for the Meeting. The shares of capital stock represented by each executed and returned proxy will be voted by Mr. Bradford in accordance with the directions indicated on the proxy. If you sign your proxy card without giving specific instructions, Mr. Bradford will vote your shares “FOR” the proposals being made at the Meeting. The proxy also confers discretionary authority to vote the shares authorized to be voted thereby on any matter that may be properly presented for action at the Meeting; we currently know of no other business to be presented.

Any proxy given may be revoked by the person giving it at any time before it is voted at the Meeting. If you have not voted through your broker, there are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to the Company’s Secretary stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy card, but it must bear a later date than the original proxy. Third, you may vote virtually at the Meeting. However, your attendance at the Meeting will not, by itself, revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions you receive from your broker to change your vote. Your last submitted proxy will be the proxy that is counted. Please note that dissenters’ rights are not available with respect to any of the proposals to be voted on at the Meeting.

We will provide copies of this Proxy Statement and accompanying materials to brokerage firms, fiduciaries, and custodians for forwarding to beneficial owners and will reimburse these persons for their costs of forwarding these materials. Our directors, officers, and employees may solicit proxies by telephone, facsimile, or personal solicitation. We will not pay additional compensation for any of these services.

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QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION

AND VOTING AT THE MEETING

Q. When is the Meeting?

A. September 15, 2021, at 11:00 a.m. Pacific Standard Time.

Q. Where will the Meeting be held?

A. Given the circumstances arising from the ongoing COVID-19 pandemic, we have adopted a completely virtual format for our Meeting to provide a healthy, consistent, and convenient experience to all stockholders regardless of location. You may attend, vote, and submit questions during the Meeting via the Internet at www.virtualshareholdermeeting.com/CLSK2021.

Q. Why am I receiving these Proxy Materials?

A. As permitted by rules adopted by the Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended September 30, 2020 (the “Annual Report”) available to our stockholders electronically via the Internet. The Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and our Annual Report and vote via the Internet, by phone, or by mail are first being mailed to all stockholders of record entitled to vote at the 2021 Annual Meeting on or about [ ], 2021. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the Proxy Materials, unless specifically requested. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of the Proxy Materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials. We sent you the Notice of Internet Availability of Proxy Materials because the Board is soliciting your proxy to vote at the 2021 Annual Meeting. You are invited to virtually attend the 2021 Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may follow the instructions on the Notice of Internet Availability of Proxy Materials to vote by Internet, by phone or by mail.

Q. Who is entitled to vote at the Meeting?

A. Only stockholders who owned shares of our capital stock (Common Stock and/or Preferred Stock) at the close of business on the Record Date are entitled to notice of the Meeting and to vote at the Meeting, and at any postponements or adjournments thereof. At the close of business on the Record Date, 34,696,392 shares of the Company’s Common Stock were issued and outstanding, and 1,750,000 shares of the Company’s Preferred Stock were issued and outstanding. At the close of business on the Record Date, the Common Stock and Preferred Stock was held by more than 190 and four individual participants in securities positions listings of our capital stock, respectively.

For each share of Common Stock held as of the Record Date, the holder is entitled to one vote on each proposal to be voted on. For each share of Preferred Stock held as of the Record Date, the holder will be entitled to forty-five votes on each proposal to be voted on. Notwithstanding the foregoing, the holders of Preferred Stock will vote together with holders of Common Stock as a single class on each proposal to be voted on, except to the extent that voting as a separate class or series is required by law. As such, holders of Common Stock are entitled to a total of 34,696,392 votes, and the holders of Preferred Stock are entitled to a total of 78,750,000 votes.

Q. How many shares must be present to conduct business?

A. The presence at the Meeting, virtually or by proxy, of the holders of a majority of the entire issued and outstanding capital stock as of the close of business on the Record Date will constitute a quorum. A quorum is required to conduct business at the Meeting and any adjournment or postponement thereof.

Q. What will be voted on at the Meeting?

A. The following chart sets forth the proposals scheduled for a vote at the 2021 Annual Meeting and the vote required for such proposals to be approved

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Proposal	Votes Required	Voting Options	Board Recommendation

Proposal 1: To elect five directors to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation, or removal.

The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative (“FOR”) votes (among votes properly cast virtually or by proxy) will be elected as directors.

Only votes “FOR” will affect the outcome. Withheld votes or broker non-votes will not affect the outcome of the vote on this proposal.

		“FOR ALL”; or “WITHHOLD ALL”; or “FOR ALL EXCEPT”	“FOR” the nominated slate of directors

Proposal 2: To authorize and approve that the Company’s current Articles of Incorporation, as amended to date, be amended, restated, and replaced in their entirety by the First Amended and Restated Articles of Incorporation in the form attached hereto as Exhibit A, which shall include, among other things, an amendment to increase the number of shares of Common Stock authorized for issuance thereunder from 50,000,000 shares to 100,000,000 shares.

The affirmative (“FOR”) vote of the holders of a majority of the outstanding shares.

Abstentions and broker non-votes are not counted in determining the number of shares voted for or against this proposal. However, abstentions and broker non-votes will be counted as entitled to vote and will, therefore, have the same effect as a vote “against” this proposal.

		“FOR”; or “AGAINST”; or ”ABSTAIN”	“FOR”

Proposal 3: To authorize and approve that the Company’s current Bylaws, as amended to date, be amended, restated, and replaced in their entirety by the First Amended and Restated Bylaws in the form attached hereto as Exhibit B.

The affirmative (“FOR”) vote of the holders of a majority of the outstanding shares.

Abstentions and broker non-votes are not counted in determining the number of shares voted for or against this proposal. However, abstentions and broker non-votes will be counted as entitled to vote and will, therefore, have the same effect as a vote “against” this proposal.

		“FOR”; or “AGAINST”; or ”ABSTAIN”	“FOR”

Proposal 4: To approve an amendment to the Company’s 2017 Incentive Plan, in the form attached hereto as Exhibit C, to (i) increase the number of shares authorized for issuance thereunder from 1,500,000 shares to 3,500,000 shares of Common Stock of the Company and (ii) revise Section 19 of the Plan to more closely align with the provisions of Section 422 of the Internal Revenue Code of 1986, as amended, and Section 17.2 of the Plan, pursuant to the terms and conditions of the 2017 Incentive Plan.

The affirmative (“FOR”) vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the 2021 Annual Meeting.

Abstentions and broker non-votes will not be counted for voting purposes, and thus, will not affect the outcome of the vote on this proposal.

		“FOR”; or “AGAINST”; or ”ABSTAIN”	“FOR”

Proposal 5: To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2021.

The affirmative (“FOR”) vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the 2021 Annual Meeting.

Abstentions and broker non-votes will not be counted for voting purposes, and thus, will not affect the outcome of the vote on this proposal.

		“FOR”; or “AGAINST”; or ”ABSTAIN”	“FOR”

Proposal 6: To approve, on a non-binding advisory basis, named executive officer compensation.

The affirmative (“FOR”) vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the 2021 Annual Meeting.

Abstentions and broker non-votes will not be counted for voting purposes, and thus, will not affect the outcome of the vote on this proposal. This is an advisory vote and, therefore, is not binding.

		“FOR”; or “AGAINST”; or ”ABSTAIN”	“FOR”

Proposal 7: To approve, on a non-binding advisory basis, the frequency of the stockholder advisory vote to approve named executive officer compensation.

The vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the 2021 Annual Meeting on the frequency (one, two, or three years) of advisory vote on named executive officer compensation. If none of the alternatives (one, two, or three years) receives a majority of the votes cast, the Board will consider the highest number of votes cast by stockholders to be the frequency that has been selected by stockholders on an advisory basis.

Abstentions and broker non-votes will not be counted for voting purposes, and thus, will not affect the outcome of the vote on this proposal. This is an advisory vote and, therefore, is not binding.

		“ONE YEAR”; or “TWO YEARS”; or ”THREE YEARS”; or “ABSTAIN”	“TWO YEARS”

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Q. What shares can I vote at the Meeting?

A. You may vote all of your shares of capital stock (Common Stock and/or Preferred Stock) owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record, and (ii) shares held for you as the beneficial owner through a broker, trustee, or other nominee such as a bank.

Q. What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A. Some of our stockholders may hold shares of our capital stock in their own name rather than through a broker or other nominee. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Action Stock Transfer, you are considered to be, with respect to those shares, the stockholder of record, and the Notice of Internet Availability of Proxy Materials was sent directly to you. As the stockholder of record, you have the right to vote virtually at the 2021 Annual Meeting and to vote by proxy. Whether or not you plan to attend the 2021 Annual Meeting, we urge you to vote by Internet, by phone or by mail to ensure your vote is counted. You may still attend the 2021 Annual Meeting and vote virtually if you have already voted by proxy.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these Proxy Materials, together with a voting instruction card, are being forwarded to you from that organization. As the beneficial owner, you have the right to direct your broker, trustee, or nominee how to vote on your behalf and are also invited to attend the 2021 Annual Meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares virtually at the 2021 Annual Meeting unless you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the 2021 Annual Meeting. If this applies to you, your broker, trustee, or nominee will have enclosed or provided voting instructions for you to use in directing the broker, trustee, or nominee how to vote your shares.

Q. How can I vote my shares without attending the Meeting?

A. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Meeting. If you are a stockholder of record, you may vote by proxy by Internet, by phone or by mail by following the instructions provided on the Notice of Internet Availability of Proxy Materials. To vote using the proxy card, you must request a paper copy of the Proxy Materials by following the instructions available on the Notice of Internet Availability of Proxy Materials and then simply complete, sign, and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the 2021 Annual Meeting, we will vote your shares as you direct. Stockholders who hold shares beneficially in street name may cause their shares to be voted by proxy in accordance with the instructions provided by their broker, trustee, or nominee, by using the proxy card provided by the broker, trustee, or nominee and mailing them in the envelope provided by such person.

Q. How can I vote my shares virtually at the Meeting?

A. Stockholders who attend the virtual 2021 Annual Meeting should follow the instructions at www.virtualshareholdermeeting.com/CLSK2021 to vote or submit questions during the Meeting. Voting online during the Meeting will replace any previous votes, and the online polls will close at approximately 11:10 a.m. Pacific Time on September 15, 2021. Record holders who received a copy of this Proxy Statement and accompanying proxy card in the mail can vote by filling out the proxy card, signing it, and returning it in the postage paid return envelope. Record holders can also vote by telephone at 1-800-690-6903 or by Internet at www.proxyvote.com. Voting instructions are provided on the proxy card. If you hold shares in street name, you must vote by giving instructions to your bank, broker, or other nominee. You should follow the voting instructions on the form that you receive from your bank, broker, or other nominee.

Q. How do I attend the virtual 2021 Annual Meeting?

A. You may attend the 2021 Annual Meeting online, including to vote and/or submit questions during the Meeting by logging in at www.virtualshareholdermeeting.com/CLSK2021. The 2021 Annual Meeting will begin at approximately 11:00 a.m. Pacific Time, with log-in beginning at 10:45 a.m. on September 15, 2021.

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Q. How do I gain admission to the virtual 2021 Annual Meeting?

A. You are entitled to participate in the virtual 2021 Annual Meeting only if you were a stockholder of record who owned shares of the Company’s capital stock (Common Stock and/or Preferred Stock) at the close of business on July 19, 2021, the Record Date. To attend online and participate in the 2021 Annual Meeting, stockholders of record will need to use the control number included on their Notice of Internet Availability of Proxy Materials or proxy card to log into www.virtualshareholdermeeting.com/CLSK2021; beneficial owners who do not have a control number may gain access to the Meeting by logging into their brokerage firm’s website and selecting the stockholder communication mailbox to link through to the virtual 2021 Annual Meeting. Instructions should also be provided on the voting instruction card provided by their broker, bank, or other nominee.

We encourage you to access the Meeting prior to start time. Please allow time for online check-in, which will begin at 10:45 a.m. Pacific Time. If you have difficulties during the check-in time or during the Meeting, please call technical support at 844-986-0822.

Stockholders have multiple opportunities to submit questions to the Company for the 2021 Annual Meeting. Stockholders who wish to submit a question in advance may do so in the question tab of the webcast online during the Meeting at www.virtualshareholdermeeting.com/CLSK2021.

Q. How are votes counted?

A. If you provide specific instructions with regard to an item, your shares will be voted as you instruct on such item. If you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” each proposal, “FOR” the nominees identified herein, “TWO YEARS” regarding the frequency of compensation, and in the discretion of the proxy holder on any other matters that properly come before the Meeting).

Q. What is a “broker non-vote”?

A. A broker non-vote occurs when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of stockholders, such as mergers, dissolutions, or stockholder proposals. The shares that cannot be voted by brokers and other nominees on non-routine matters but are represented at the Meeting will be deemed present at our Meeting for purposes of determining whether the necessary quorum exists to proceed with the Meeting, but will not be considered entitled to vote on the non-routine proposals.

We believe that under applicable rules, Proposal 5 is considered a routine matter for which brokerage firms may vote shares that are held in the name of brokerage firms and which are not voted by the applicable beneficial owners. Accordingly, we do not expect to receive any broker non-votes with respect to Proposal 5.

We believe that Proposal 1, Proposal 2, Proposal 3, Proposal 4, Proposal 6, and Proposal 7 are considered non-routine matters under applicable rules. Accordingly, brokers or other nominees cannot vote on these proposals without instructions from beneficial owners.

Notwithstanding the foregoing, with regard to Proposal 1, Proposal 4, Proposal 5, Proposal 6, and Proposal 7, broker non-votes will be excluded from the vote and will have no effect on the outcome of such proposals. With regard to Proposals 2 and 3, broker non-votes will not be voted in favor of such proposal and will have the same effect as a vote “AGAINST” the such proposals.

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Q. How are abstentions counted?

A. If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes with respect to a proposal, but they will not be voted on any matter at the Meeting.

With regard to Proposal 1, votes may be cast in favor of a director nominee or withheld. Because directors are elected by plurality, abstentions will be entirely excluded from the vote and will have no effect on its outcome.

With regard to Proposal 2 and Proposal 3, abstentions will not be voted in favor of such proposal and will have the same effect as a vote “AGAINST” such proposals.

With regard to Proposal 4, Proposal 5, Proposal 6, and Proposal 7, abstentions will have no effect on the outcome of such proposals.

Q. are dissenters’ rights available with respect to any of the proposals?

A. Dissenters’ rights are not available with respect to any of the proposals to be voted on at the Meeting.

Q. What should I do if I receive more than one Notice of Internet Availability of Proxy Materials?

A. If you receive more than one Notice of Internet Availability of Proxy Materials, your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each Notice of Internet Availability of Proxy Materials to ensure that all of your shares are voted.

Q. Can I change my mind after I return my proxy?

A. Yes. You may change your vote at any time before your proxy is voted at the Meeting. If you are a stockholder of record, you can do this by giving written notice to the Company’s Secretary, by submitting another proxy with a later date, or by attending the Meeting and voting virtually. If you are a stockholder in “street” or “nominee” name, you should consult with the bank, broker, or other nominee regarding that entity’s procedures for revoking your voting instructions.

Q. Who is soliciting my vote and who is paying the costs?

A. Your vote is being solicited on behalf of the Board, and the Company will pay the costs associated with the solicitation of proxies, including preparation, assembly, printing, and mailing of the Notice of Internet Availability of Proxy Materials and this Proxy Statement, as applicable.

Q. How can I find out the results of the voting?

A. We intend to announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K within four business days following the Meeting.

Q. Whom should I contact if I have questions?

A. If you have any additional questions about the Meeting or the proposals presented in this Proxy Statement, you should contact the following person at our principal executive office as follows:

Matthew Schultz

1185 S. 1800 West, Suite 3

Woods Cross, Utah 84087

(801) 244-4405

Email: ir@cleanspark.com

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PROPOSAL 1

ELECTION OF DIRECTORS

Nomination of Directors

The Nominations and Governance Committee of the Board (the “Nominations Committee”) is charged with making recommendations to the Board regarding qualified candidates to serve as members of the Board. The Nominating Committee’s goal is to assemble a board of directors with the skills and characteristics that, taken as a whole, will assure a strong board of directors with experience and expertise in all aspects of corporate governance. Accordingly, the Nominating Committee believes that candidates for director should have certain minimum qualifications, including personal integrity, strength of character, an inquiring and independent mind, practical wisdom, and mature judgment. In evaluating director nominees, the Nominating Committee considers the following factors:

(1)	The appropriate size of the Board;
(2)	The Company’s needs with respect to the particular talents and experience of its directors; and
(3)	The knowledge, skills, and experience of nominees, including experience in technology, business, finance, administration, and/or public service.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as it deems to be in the Company’s and its stockholders’ best interests, including diversity (though the Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees). The Nominating Committee does, however, believe it appropriate for at least one member of the Board to meet the criteria for an “audit committee financial expert,” as defined by SEC rules, and for a majority of the members of the Board to meet the definition of an “independent director” under NASDAQ listing standards. The Nominating Committee also believes it is appropriate for our Chief Executive Officer to serve on the Board.

The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, but the Nominating Committee at all times seeks to balance the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, the Nominating Committee’s policy is to not re-nominate that member for reelection. The Nominating Committee identifies the desired skills and experience of a new nominee, and then uses its network and external resources to solicit and compile a list of eligible candidates.

We do not have a formal policy concerning stockholder recommendations of nominees for director to the Nominating Committee as, to-date, we have not received any recommendations from stockholders requesting the Nominating Committee to consider a candidate for inclusion among the Nominating Committee’s slate of nominees in our proxy statement. The absence of such a policy does not mean, however, that such recommendations will not be considered. Stockholders wishing to recommend a candidate may do so by sending a written notice to the Nominating Committee, Attn: Chairman, CleanSpark, Inc., 1185 S. 1800 W., Ste. 3, Woods Cross, Utah, naming the proposed candidate and providing detailed biographical and contact information for such proposed candidate.

There are no arrangements or understandings between any of our directors, nominees for directors or officers, and any other person pursuant to which any director, nominee for director, or officer was or is to be selected as a director, nominee or officer, as applicable. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors or director nominees. There are no material proceedings to which any director, officer, affiliate, or owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associates of any such persons, is a party adverse to the Company or any of our subsidiaries, and none of such persons has a material interest adverse to the Company or any of its subsidiaries. Other than as disclosed below, during the last five years, none of our directors held any other directorships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

The Nominating Committee has recommended, and the Board has nominated, Zachary Bradford, Matthew Schultz, Larry McNeill, Dr. Thomas Wood, and Roger Beynon as nominees for election as members of our Board at the 2021 Annual Meeting for a period of one year or until such director’s successor is elected and qualified or until such director’s earlier death, resignation, or removal. Each of the nominees is currently a director of the Company. At the 2021 Annual Meeting, five directors will be elected to the Board.

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Information Regarding Directors
Name	Age	Position
Zachary Bradford	35	Chief Executive Officer, President, and Director
Matthew Schultz	52	Executive Chairman, Chairman of the Board, and Director
Larry McNeill	79	Director
Dr. Thomas Wood	56	Director
Roger Beynon	74	Director

Zachary K. Bradford, Chief Executive Officer, President, and Director, is a licensed Certified Public Accountant in Nevada and a member of the American Institute of Certified Public Accountants. He served as the Company’s Chief Financial Officer from 2014 through October 2019. He has also served as a partner in a public accounting and consulting firm in Henderson, Nevada since June 2013. Mr. Bradford holds a B.S. in Accounting and a Masters of Accountancy from Southern Utah University. From March of 2015 to July 31, 2016, Mr. Bradford served as a member of the board of directors and Chief Financial Officer of Epic Stores Corp.

Aside from that provided above, Mr. Bradford does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Mr. Bradford is qualified to serve on our Board of Directors because of his experience and knowledge in public company reporting and accounting.

S. Matthew Schultz, Executive Chairman, Chairman of the Board, and Director, served as the Company’s Chief Executive Officer from 2014 through October 2019 and has been involved in many capacities with several publicly traded companies. He served as the President and CEO of Amerigo Energy, Inc., creating multiple syndicated offerings, as well as overseeing the operations from permitting through production. Since 1999, he has assisted numerous development and early stage companies to secure financing and experience significant growth. As the President of Wexford Capital Ventures, Inc., he was instrumental in funding companies both domestically and abroad. While serving as the Chairman of Pali Financial Group, Inc., he assisted in market development of dozens of public corporations. He was a founding member and the Vice President of the Utah Consumer Lending Association.

Aside from that provided above, Mr. Schultz does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Mr. Schultz is qualified to serve on our Board of Directors because of his experience and knowledge in public company reporting and financing and work in the energy sector.

Larry McNeill, Director, has a master’s degree in Business Administration from Armstrong University, a BA in Business Administration, Economics, and Russian language from Minnesota State University, and has completed the course work towards his PhD in Business Management.

Mr. McNeill has a diverse business background that includes a range of broad business skills gained from his many roles in Real Estate, Finance, Research, Legal, Management, and Business Strategies. These roles include serving as the Director of Safeway Grocery Stores, Inc’s Consumer, Sales, and Store Location research departments where he was responsible for the expansion of Safeway in Europe, Australia and Canada. The Director of Market Research for A&P where he was responsible for the Company’s expansion into Saudi Arabia. An Executive Officer of Smiths Food and Drug Centers for 17 years; most recently as the Senior Vice President of Corporate Development overseeing the Research, Real Estate, and Legal Departments. Mr. McNeill retired from Smith’s Food & Drug Stores in 1996 after the Fred Meyer merger was completed.

Aside from that provided above, Mr. McNeill does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Mr. McNeill is qualified to serve on our Board of Directors because of his experience and knowledge in business management and financing.

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Dr. Thomas L. Wood, Director, has over 33 years of highly successful experience in positions of increasing responsibility in planning and operations, policy development/implementation, construction management, defense acquisition, budgeting and programming, and managing large projects and programs. Dr. Wood previously served in the U.S. Navy rising to the role of Deputy Operations for the Navy’s Pacific Engineering Command in which he was responsible for ensuring the successful execution through nine field offices of nearly $1 billion annually in construction and services contracts. After leaving the U.S. Navy, Dr. Wood served as a Subject Matter Expert (SME) supporting the U.S. Pacific Command (USPACOM) Joint Interagency Coordination Group (JIACG) as a Sr. Military Analyst and continued as a civil servant in senior roles thereafter. Dr. Wood graduated from Union College with a Bachelor’s degree in Civil Engineering and Master’s degree in Civil Engineering from University of Maryland, College Park. Dr. Wood then obtained a Doctor of Business Administration degree from Argosy University, Honolulu. He is also a licensed Professional Engineer.

Dr. Wood is qualified to serve on our Board of Directors because of his experience and knowledge in engineering, business management, and financing.

Roger P. Beynon, is an experienced CPA and owner of Beynon & Associates, a public accounting firm that has been in operation for over 34 years. Mr. Beynon has provided accounting and tax services to businesses since 1984. Mr. Beynon is a Certified Public Accountant (CPA) and Certified Fraud Examiner (CFE) and is a past president of the Utah Association of CPA's.  Mr. Beynon is currently the chairman of the board of directors of Transwest Credit Union. Mr. Beynon is a graduate from Weber State College in 1972 with a bachelor’s degree in accounting and a minor in banking and finance.

Mr. Beynon is qualified to serve on our Board of Directors because of his experience and knowledge in public company reporting and accounting.

Vote Required and Recommendation of the Board

Directors are elected by plurality of the votes cast at the Meeting by the holders of shares present virtually or represented by proxy and entitled to vote on the election of the directors. If a quorum is present and voting at the Meeting, the five nominees receiving the highest number of “FOR” votes will be elected. Shares represented by executed proxies will be voted for which no contrary instruction is given, if authority to do so is not withheld, “FOR” the election of each of the nominees named above.

 Votes withheld from any nominee, abstentions, and broker non-votes will be counted only for purposes of determining a quorum. Broker non-votes will have no effect on this proposal, as brokers or other nominees are not entitled to vote on such proposals in the absence of voting instructions from the beneficial owner.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES UNDER PROPOSAL 1

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PROPOSAL 2
APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

Overview

At the 2021 Annual Meeting, holders of our capital stock (Common Stock and/or Preferred Stock) will be asked to authorize and approve that the Company’s current Articles of Incorporation, as amended to date (the “Current Articles”), be amended, restated, and replaced in their entirety by the First Amended and Restated Articles of Incorporation in the form attached hereto as Exhibit A (the “Amended and Restated Articles”), which shall include, among other things, an amendment to increase the number of shares of Common Stock authorized for issuance thereunder from 50,000,000 shares to 100,000,000 shares.

Background

The Company first filed its Articles of Incorporation now in effect with the Secretary of State of the State of Nevada on October 9, 1987. Since then, the Company has undergone two corporate mergers (in 2014 and 2016) and filed numerous amendments to its Articles of Incorporation with the Secretary of State of the State of Nevada.

On July 16, 2021, the Board unanimously approved the Amended and Restated Articles, including the increase in the number of shares of Common Stock authorized for issuance thereunder to 100,000,000 shares of Common Stock, subject to approval by our stockholders, and directed that the proposal to authorize and approve the Amended and Restated Articles be submitted to our stockholders for their approval at the 2021 Annual Meeting.

Reasons to Approve the Amended and Restated Articles

Increase in Authorized Shares of Common Stock

The proposed increase in the number shares of Common Stock authorized for issuance under our Amended and Restated Articles is intended to allow the Company to maintain sufficient share reserves to support the future growth of the Company, through potential strategic transactions or otherwise, and for future financing needs and other general corporate purposes. In addition, we believe that the proposed increase in shares of Common Stock authorized for issuance under our Amended and Restated Articles will allow us to respond to future business opportunities as they may arise, and without the expense and delay of additional stockholders’ meetings, unless such approval is otherwise required by law.

The increase in the number of authorized shares of Common Stock, if this proposal is approved by our stockholders, will not have any immediate effect on the rights of existing stockholders. The par value of our Common Stock will remain unchanged at $0.001 per share, and the proposed increase in authorized shares of Common Stock will not change the number of shares of our Common Stock that are issued and outstanding. Accordingly, the proposed increase will have the effect of creating additional authorized and unreserved shares of our Common Stock. Furthermore, it will not impact the number of shares of Preferred Stock authorized for issuance under our Current Articles, which will remain unaffected by the proposed amendments.

Although at present, other than as it relates to our rights and obligations under certain financing instruments, we have no current plans, arrangements or understandings providing for the issuance of the additional shares of Common Stock that would be made available for issuance upon effectiveness of the Amended and Restated Articles, such additional shares may be used by us for various purposes in the future without further stockholder approval. Other purposes may include, among other things:

•	the sale of shares to raise additional capital;

•	the issuance of equity incentives to our employees, officers or directors;

•	establishment of strategic relationships with other companies and suppliers; and

•	acquisition of other businesses or products.

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Aside from managing our existing convertible debt instruments and financing arrangements, and corresponding share reserves, we are not seeking approval of the proposed increase in authorized shares of Common Stock in anticipation of any specific future transaction or series of transactions. Furthermore, we not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Other Amendments

Because our Current Articles of Incorporation have not been amended and restated since 1987, one must review each amendment that has been made in succession in order to fully understand the provisions of our Current Articles, which we believe is likely to result in confusion and difficulties understanding the provisions of our Current Articles as a whole. The primary reason for adopting the Amended and Restated Articles, other than to increase the number of shares of Common Stock authorized for issuance thereunder to 100,000,000 million shares, is to consolidate all prior amendments into one comprehensive set of articles in order to avoid any confusion related to interpretation of our Articles of Incorporation going forward.

In addition, the Amended and Restated Articles include a number of changes to the Current Articles, which we believe serve to improve the corporate governance of the Company by providing articles of incorporation more appropriate for a publicly reporting company, and will assist the Company in attracting and retaining officers and directors who will contribute to the Company’s ability to provide stockholders with increased value. In addition, the Amended and Restated Articles are intended to more closely align our Articles of Incorporation with relevant Nevada laws and regulations, and to ensure that the provisions set forth therein are consistent with those set forth in our Amended and Restated Bylaws, which are being presented to stockholders for approval under Proposal 3.

Summary of Amendments to the Current Articles

Below is a brief summary of the material ways in which the Amended and Restated Articles, if approved by our stockholders, will modify our Current Articles. This summary is qualified in its entirety by reference to the full text of the Amended and Restated Articles, which you are urged to review carefully and are attached as Exhibit A hereto.

Location of Change in Amended and Restated Articles	Summary of Provision	Rationale Supporting Change

Section 4.1 of Article 4

Increases the aggregate number of shares of capital stock that the Company may issue under the Articles of Incorporation to an aggregate of 110,000,000 shares, consisting of 100,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock.

See the section entitled “Reasons to Approve the Amended and Restated Articles,” above.
Section 4.2(b)(iii) of Article 4

Provides that holders of issued and outstanding shares of Common Stock shall not be entitled to vote on any amendment to the Articles of Incorporation or to a certificate of designation of Preferred Stock that alters or changes the powers, preferences, rights or other terms of one or more outstanding class or series of Preferred Stock if the holders of such affected class or series are entitled, either separately or together with the holders of one or more other class or series of Preferred Stock, to vote thereon as a separate class pursuant to the Articles of Incorporation or a certificate of designation of Preferred Stock or pursuant to the NRS as currently in effect or as the same may hereafter be amended

The Current Bylaws do not address the rights of holders of shares of our Common Stock to vote with respect to such matters. The proposed change is meant to provide clarity to our stockholders with respect to their voting rights, and to explicitly provide voting protections to holders of our Preferred Stock.
Article 5(d)	Provides that advance notice of stockholder nominations for election of directors and other business brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Company’s bylaws.

The Current Articles are silent with respect to the to the process stockholders must take in order to submit proposals to be presented for vote at meetings of stockholders. The proposed change is meant to provide clarity to stockholders with respect to how they may submit proposals for stockholder consideration to us.

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Article 6	Provides that the Company’s bylaws may by adopted, amended or repealed by either the Board or by stockholders holding at least 2/3 in voting power of the outstanding shares of capital stock of the Company.

The Current Articles are silent with respect how the Company’s bylaws may be amended. The proposed change is meant to align the Board’s and stockholders’ right to amend the Company’s bylaws with those commonly included in other companies’ bylaws.

Section 8.1 of Article 8	Provides for the indemnification off the Company’s officers and directors to the cull extent permitted by Nevada law, setting forth the process for indemnification, who is eligible for indemnification, under what circumstances indemnification may or must be provided, and the Company’s ability to maintain insurance to cover any indemnification obligations of the Company.

The Current Articles provide for indemnification of the Company’s officers and directors; however the proposed change is meant to provide additional clarity with respect to the process for indemnification, who is eligible for indemnification, under what circumstances indemnification may or must be provided, and the Company’s ability to maintain insurance to cover any indemnification obligations of the Company. We believe that the changes will assist the Company in attracting and retaining officers and directors who will contribute to the Company’s ability to provide stockholders with increased value. We believe these changes are market with our peer companies and do not provide non-customary benefits to our Board or officers.

In addition to the amendments described above, the Amended and Restated Articles reflect various other amendments, including, but not limited to:

•	Updates the name of the Company to reflect its current name, CleanSpark, Inc.;

•	Provides that shares of one class or series of stock may be issued as a share dividend in respect of another class or series;

In addition, the Amended and Restated Articles are intended to correspond with the proposal to authorize and approve that the Company’s current Bylaws, as amended to date, be amended, restated, and replaced in its entirety by the First Amended and Restated Bylaws, as set forth in Proposal 3, below. If stockholders wish to approve Proposal 3, they should also approve this Proposal 2, and vice versa.

Description of Capital Stock

The description below of our capital stock and provisions of our Current Articles and Current Bylaws are summaries and are qualified by reference to our Current Articles and Current Bylaws and the applicable provisions of Nevada law.

General

Our Current Articles authorize us to issue up to 50,000,000 shares of Common Stock, and 10,000,000 shares of Preferred Stock. As of July 16, 2021, there were 34,696,392 shares of Common Stock issued and outstanding and 1,750,000 shares of Preferred Stock issued and outstanding.

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Common Stock

Voting rights. Each holder of shares of our Common Stock is entitled to one vote for each share held on all matters submitted to a vote of our stockholders, including the election of directors. Our stockholders do not have cumulative voting rights in the election of directors. As a result, the holders of a majority of the shares of Common Stock, voting as a single class with holders of shares of our Preferred Stock, entitled to vote in any election of directors can elect all of the directors standing for election, if they should so choose.

Dividends. Subject to preferences that may be applicable to any then-outstanding Preferred Stock, holders of shares of our Common Stock are entitled to receive ratably those dividends, if any, as may be declared from time to time by our Board out of legally available funds. We have never declared or paid any cash dividends on our Common Stock. We currently intend to retain future earnings, if any, to finance the expansion of our business. As a result, we do not anticipate paying any cash dividends in the foreseeable future.

Liquidation. In the event of our liquidation, dissolution or winding up of the Company, holders of Common Stock are entitled to share ratably in the net assets legally available for distribution to stockholders after the payment of all of our debts and other liabilities and the satisfaction of any liquidation preference granted to the holders of any then-outstanding shares of Preferred Stock.

Rights and preferences. Holders of Common Stock have no preemptive, conversion or subscription rights and there are no redemption or sinking fund provisions applicable to the Common Stock. The rights, preferences and privileges of the holders of Common Stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of Preferred Stock that we may designate in the future.

Fully paid and nonassessable. All of our outstanding shares of Common Stock are fully paid and nonassessable.

Preferred Stock

Under our Current Articles, our Board has the authority, without further action by our stockholders (unless such stockholder action is required by applicable law or the rules of any stock exchange or market on which our securities are then traded), to designate and issue up to 10,000,000 shares of preferred stock in one or more series, to establish from time to time the number of shares to be included in each such series, to fix the designations, voting powers, preferences and rights of the shares of each wholly unissued series, and any qualifications, limitations or restrictions thereof, and to increase or decrease the number of shares of any such series, but not below the number of shares of such series then outstanding.

We will fix the designations, voting powers, preferences and rights of the preferred stock of each series, as well as the qualifications, limitations or restrictions thereof, in a certificate of designation relating to that series. We will file as an exhibit to our reports, or will incorporate by reference from reports that we file with the Commission, the form of any certificate of designation that describes the terms of the series of preferred stock we are offering before the issuance of that series of preferred stock. This description will include:

•	the title and stated value;

•	the number of shares we are offering;

•	the liquidation preference per share;

•	the purchase price;

•	the dividend rate, period and payment date and method of calculation for dividends;

•	whether dividends will be cumulative or non-cumulative and, if cumulative, the date from which dividends will accumulate;

•	the procedures for any auction and remarketing, if any;

•	the provisions for a sinking fund, if any;

•	the provisions for redemption or repurchase, if applicable, and any restrictions on our ability to exercise those redemption and repurchase rights;

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•	any listing of the preferred stock on any securities exchange or market;

•	whether the preferred stock will be convertible into our Common Stock, and, if applicable, the conversion price, or how it will be calculated, and the conversion period;

•	whether the preferred stock will be exchangeable into debt securities, and, if applicable, the exchange price, or how it will be calculated, and the exchange period;

•	voting rights, if any, of the preferred stock;

•	preemptive rights, if any;

•	restrictions on transfer, sale or other assignment, if any;

•	whether interests in the preferred stock will be represented by depositary shares;

•	a discussion of any material U.S. federal income tax considerations applicable to the preferred stock;

•	the relative ranking and preferences of the preferred stock as to dividend rights and rights if we liquidate, dissolve or wind up our affairs;

•	any limitations on the issuance of any class or series of preferred stock ranking senior to or on a parity with the series of preferred stock as to dividend rights and rights if we liquidate, dissolve or wind up our affairs; and

•	any other specific terms, preferences, rights or limitations of, or restrictions on, the preferred stock.

Nevada law provides that the holders of preferred stock will have the right to vote separately as a class (or, in some cases, as a series) on an amendment to our articles of incorporation if the amendment would change the par value or, unless the articles of incorporation provided otherwise, the number of authorized shares of the class or change the powers, preferences or special rights of the class or series so as to adversely affect the class or series, as the case may be. This right is in addition to any voting rights that may be provided for in the applicable certificate of designation.

Our Board may authorize the issuance of preferred stock with voting, exchange or conversion rights that could adversely affect the voting power or other rights of the holders of our Common Stock. Preferred stock could be issued quickly with terms designed to delay or prevent a change in control of our Company or make removal of management more difficult. Additionally, the issuance of preferred stock may have the effect of decreasing the market price of our Common Stock.

Series A Preferred Stock

On April 15, 2015, pursuant to Article IV of our Current Articles, our Board voted to designate a class of preferred stock entitled Series A Preferred Stock, consisting of up to one million shares, par value $0.001 per share. Under the Certificate of Designation, holders of Series A Preferred Stock will be entitled to quarterly dividends on 2% of our earnings before interest, taxes and amortization. The dividends are payable in cash or Common Stock. The holders will also have a liquidation preference on the state value of $0.02 per share plus any accumulated but unpaid dividends. The holders are further entitled to have the Company redeem their Series A Preferred Stock for three shares of Common Stock in the event of a change of control (as defined in the Certificate of Designation), and they are entitled to vote together with the holders of our Common Stock on all matters submitted to stockholders at a rate of forty-five votes for each share held.

On October 4, 2019, pursuant to Article IV of our Current Articles, our Board of Directors voted to increase the number of shares of preferred stock designated as Series A Preferred Stock from one million shares to two million shares, par value $0.001 per share. As of July 16, 2021, there are 1,750,000 shares of our Series A Preferred Stock issued and outstanding.

Stock Options

On June 9, 2017, our Board adopted the Plan. On July 16, 2020, our Board and stockholders approved an amendment to the Plan, which went into effect upon the Company’s execution of the first amendment to the Plan on October 7, 2020. As of July 16, 2021, there were 56,674 shares of Common Stock are available for issuance under the Plan. See Proposal 4 for a proposed amendment to the Plan to increase the number of shares of Common Stock authorized for issuance under the Plan to 3,500,000 shares.

The 2017 allows the Company to grant incentive stock options, non-qualified stock options, stock appreciation right, or restricted stock. The incentive stock options are exercisable for up to ten years, at an option price per share not less than the fair market value on the date the option is granted. The incentive stock options are limited to persons who are regular full-time employees of the Company at the date of the grant of the option. Non-qualified options may be granted to any person, including, but not limited to, employees, independent agents, consultants and attorneys, who our Board believes have contributed, or will contribute, to the success of the Company. Non-qualified options may be issued at option prices of less than fair market value on the date of grant and may be exercisable for up to ten years from date of grant. The option vesting schedule for options granted is determined by the Board at the time of the grant. The Plan provides for accelerated vesting of unvested options if there is a change in control, as defined in the Plan.

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As of July 16, 2021, there are options exercisable to purchase 366,386 shares of Common Stock in the Company outstanding, and 363,302 unvested options outstanding that cannot be exercised until vesting conditions are met. As July 16, 2021, the outstanding options have a weighted average remaining term of 3.28 years and an intrinsic value of $2,490,026.

Warrants

As of July 16, 2021, there are warrants exercisable to purchase 605,704 shares of Common Stock in the Company and 10,000 unvested warrants outstanding that cannot be exercised until vesting conditions are met. 418,834 of the warrants require a cash investment to exercise as follows, 2,500 required a cash investment of $8.00 per share, 103,000 require a cash investment of $25.00 per share, 200,000 require an investment of $35.00 per share, 10,000 require an investment of $40.00 per share, 60,000 require an investment of $50.00 per share, 38,334 require a cash investment of $75.00 per share, and 5,000 require a cash investment of $100.00 per share. 196,870 of the outstanding warrants contain provisions allowing a cashless exercise at their respective exercise prices.

Listings

Our Common Stock is listed on the Nasdaq Capital Market under the symbol “CLSK.”

 Anti-Takeover Effects

The proposed Amended and Restated Articles, and in particular the proposed increase in the number of shares of Common Stock authorized for issuance thereunder, could, under certain circumstances, have an anti-takeover effect or delay or prevent a change in control of the Company by providing the Company with the capability to engage in actions that would be dilutive to a potential acquirer, to pursue alternative transactions, or to otherwise increase the potential cost to acquire control of the Company. The Company currently has no intent to employ the additional unissued authorized shares of Common Stock as an anti-takeover device. However, the proposed Amended and Restated Articles, if approved by our stockholders, may have the effect of discouraging future unsolicited takeover attempts. The Board is not currently aware of any such unsolicited attempt to take control of the Company, and would act in the best interest of stockholders if any such attempt is made in the future.

Transfer Agent and Registrar

The transfer agent and registrar for our Common Stock is Action Stock Transfer. Its address is 2469 E. Fort Union Blvd, Suite 214 Salt Lake City, UT 84121. The transfer agent for any series of preferred stock, debt securities or warrants that we may offer will be named and described in the prospectus supplement for that series.

Effective Time of the Amended and Restated Articles of Incorporation

If our stockholders approve the Amended and Restated Articles at the 2021 Annual Meeting, we will file the Amended and Restated Articles with the office of the Secretary of State of Nevada as soon as practicable following the 2021 Annual Meeting. Upon approval and following such filing with the Secretary of State of Nevada, the Amended and Restated Articles will become effective on the date it is filed.

Vote Required and Recommendation of the Board

The affirmative (“FOR”) vote of the holders of a majority of the outstanding shares of the Company is required to approve this proposal.

Abstentions and broker non-votes are not counted in determining the number of shares voted for or against this proposal. However, abstentions and broker non-votes will be counted as entitled to vote and will, therefore, have the same effect as a vote “against” this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

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PROPOSAL 3
APPROVAL OF AMENDED AND RESTATED BYLAWS

Overview

At the 2021 Annual Meeting, holders of our capital stock (Common Stock and/or Preferred Stock) will be asked to authorize and approve that the Company’s current Bylaws, as amended to date (the “Current Bylaws”), be amended, restated, and replaced in their entirety by the First Amended and Restated Bylaws in the form attached hereto as Exhibit B (the “Amended and Restated Bylaws”).

Background

The Company first adopted its Bylaws on October 15, 1987, after which they were amended on February 5, 2013 to modify the number of directors that may be appointed to our Board. We have not implemented any changes to our Bylaws since February 5, 2013.

On July 16, 2021, the Board unanimously approved the Amended and Restated Bylaws, subject to approval by the our stockholders, and directed that the proposal to authorize and approve the Amended and Restated Bylaws be submitted to our stockholders for their approval at the 2021 Annual Meeting.

Reasons to Approve the Amended and Restated Bylaws

We believe that the Amended and Restated Bylaws improve the corporate governance of the Company by providing bylaws more appropriate for a publicly reporting company, and will assist the Company in attracting and retaining officers and directors who will contribute to the Company’s ability to provide stockholders with increased value. In addition, the Amended and Restated Bylaws are intended to more closely align our bylaws with relevant Nevada laws and regulations, and to ensure that the provisions set forth in our bylaws are consistent with those set forth in our Amended and Restated Articles of Incorporation, which are being presented to stockholders for approval under Proposal 2.

Below is a brief summary of the material ways in which the Amended and Restated Bylaws, if approved by our stockholders, will modify our Current Bylaws. This summary is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which you are urged to review carefully and are attached as Exhibit B hereto.

Location of Change in Amended and Restated Bylaws	Summary of Provision	Rationale Supporting Change

Section 2.1 of Article 2

Provides that directors shall be elected at annual meetings, as well as any other items that any other business that is either (i) specified in the notice of meeting given by or at the direction of the Board; (ii) otherwise properly brought before the annual meeting by or at the direction of the Board; or (iii) otherwise properly brought before the annual meeting by a stockholder of the Company in compliance with the notice procedures set forth in the Amended and Restated Bylaws.

The Current Bylaws do not address what matters will or may be addressed at annual meetings of stockholders. The proposed change is meant to provide clarity to our stockholders with respect to what they may expect to be addressed at our annual meetings of stockholders, and the process that they must go to in order to properly submit a proposal for consideration at an annual meeting of stockholders.
Section 2.4 of Article 2	Provides that the Company shall provide stockholders with written notice of an annual or special meeting of stockholders not more than sixty days and not less than ten days prior to the date of such meeting, specifies what methods the Company may use to provide notice, as well as when notice will be deemed to have been provided. In addition, this Section specifies what items the Company must include in a notice to stockholders under certain special circumstances, including in the event of a proposed merger, share exchange, or action creating dissenters rights.

The Current Bylaws provide that the Company shall provide stockholders with written notice of an annual or special meeting of stockholders at last ten says prior to such meeting, and are silent with respect to how notice may be given, when such notice shall be deemed to have been provided, and what must be included in the notice under special circumstances. The proposed change is meant to provide additional clarity with respect to the timing for notice, what items must be included in a properly delivered notice to stockholders, and the mechanics for providing notice. In addition, the proposed change is intended to mirror the statutory language set forth in Chapter 78 of the Nevada Revised Statutes (“NRS”).

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Section 2.5 of Article 2

Provides the Board with the right to set a record date for purposes of determining which stockholders are entitled to vote at an annual or special meeting of stockholders; provided, that the applicable record date chosen by the Board may not be more than sixty days and not less than ten days prior to the date of such meeting. Further provides what the applicable record date will be in the event that one is not set by the Board.

The Current Bylaws do not specify how or when the applicable record date may be determined. The proposed change is meant to provide clarity with respect to how and when an applicable record date may be determined, and to mirror the relevant statutory language set forth Chapter 78 of the NRS.
Section 2.6 of Article 2	Provides that stockholders holding at least a majority of the voting power of the Company’s outstanding shares of capital stock will constitute a quorum for the transaction of business at any meeting of stockholders; provided, however, that in the event that voting by classes or series is required by the Company’s governing documents or applicable law, then at least a majority of voting power within each such class or series shall constitute a quorum of each such class or series.

The Current Bylaws state that the holders of a majority of the entire issued and outstanding capital stock of the Company shall constitute a quorum for transaction of business at any meeting of stockholders, and does not contemplate voting by class. The proposed change is meant to provide clarity with respect to how a quorum will be determined, to address situations where holders of different classes of our capital stock may have different voting rights, and to mirror the relevant statutory language set forth Chapter 78 of the NRS.

Section 2.7 of Article 2	Provides that, except as otherwise required by applicable law or the Company’s governing documents, for all matters presented to stockholders for voting, other than the election of directors, any action shall be approved by stockholders if the number of votes cast in favor of the action exceeds the number of votes cast in opposition of the action. Further provides that directors shall be elected by a plurality of the votes cast.

The Current Bylaws are silent with respect to the voting standards applicable to stockholder approval of matters presented to them for approval. The proposed change is meant to provide clarity to our stockholders with respect to the voting standards that will be applied when determining whether stockholder approval has been obtained, and to mirror the relevant statutory language set forth in Chapter 78 of the NRS.

Section 2.9 of Article II

Provides that any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if the Company receives written consents from stockholders not having less than the minimum number of votes that would be necessary to authorize the action at a meeting of stockholders. If the Company receives written consents from less than all stockholders, then the Company shall provide notice to all stockholders of the approvals obtained at least ten days prior to taking the approved action(s).

The Current Bylaws are silent with respect to the Company’s ability to obtain stockholder approval through written consent rather than at a meeting. The proposed change is meant to provide us with greater flexibility with respect to how we may obtain stockholder consent, and to allow us to avoid costs and expenses associated with holding a stockholder meeting in the event that we determine that a formal meeting is not necessary or advisable under the circumstances.

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Section 2.13 of Article 2	Explains in detail the process that stockholders must follow in order to submit proposals to be presented to stockholders for approval at the Company’s annual or special meetings of stockholders.

The Current Bylaws are silent with respect to the process stockholders must take in order to submit proposals to be presented for vote at meetings of stockholders. The proposed change is meant to provide clarity to stockholders with respect to how they may submit proposals for stockholder consideration to us, and to mirror the relevant requirements set forth in the Exchange Act and the rules of Nasdaq.

Section 3.4 of Article 3	Provides that a director may be removed from the Company’s Board by stockholders, but only as provided in the Company’s governing documents or the NRS.	The Current Bylaws are silent with respect to the removal of directors. The proposed change is meant to provide clarity with respect to how a director may be removed.
Section 3.13 of Article 3	Provides that any action required or permitted to be taken at a meeting of the Board may be taken without a meeting if, before or after the action, a written consent thereto is signed by all members of the Board.

The Current Bylaws are silent with respect to the Board’s ability to take action by written consent. The proposed change is meant to clarify how the Board may approve corporate actions, to provide the Company with the ability to act quickly if necessary, and to mirror the relevant statutory language set forth in Chapter 78 of the NRS.

Section 3.15 of Article 3	Provides the Board with the right to designate and appoint one or more committees for such purpose or function that it deems fit, which committees may exercise those powers and authority designated to them by the Board, subject to certain limitations set forth in the Amended and Restated Bylaws.

The Current Bylaws are silent with respect to the Board’s ability to designate and appoint committees, as well as with respect to what powers may be designated to committees. The proposed change is meant to provide the Board with greater flexibility and the ability to act quickly to approve certain corporate actions through a committee as opposed to the full Board in time sensitive situations.

Section 5.6 of Article 5	Provides the Board with the right to impose certain reasonable restrictions on the transfer or registration of transfer of shares, on a prospective basis. Any shares issued prior to implementation of any such restriction shall not be impacted.

The Current Bylaws are silent with respect to the Board’s ability impose restrictions on the transfer or registration of transfer of shares. The proposed change is meant to provide the Board with the ability to approve the issuance of restricted shares and to maintain reasonable control over the transfer of such restricted shares.

Section 6.1 of Article 6	Provides the Board with the right to declare, subject to restrictions imposed by applicable laws and the Company’s governing documents, distributions to stockholders of the Company, including dividends, which may be paid in cash, property, shares of stock or any other medium, as determined by the Board.

The Current Bylaws are silent with respect to distributions. The proposed change is meant to provide clarity to stockholders with respect to the Board’s ability to declare distributions, including dividends, to stockholders of the Company.

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Section 8.1 of Article 8	Provides for the indemnification off the Company’s officers and directors to the full extent permitted by Nevada law, setting forth the process for indemnification, who is eligible for indemnification, under what circumstances indemnification may or must be provided, and the Company’s ability to maintain insurance to cover any indemnification obligations of the Company.

The Current Bylaws are silent with respect to indemnification of officers and directors. The proposed change is meant to improve the corporate governance of the Company by providing appropriate indemnification provisions for a public reporting company. We believe that the changes will assist the Company in attracting and retaining officers and directors who will contribute to the Company’s ability to provide stockholders with increased value. We believe these changes are market with our peer companies and do not provide non-customary benefits to our Board or officers.

Section 11.1 of Article 11

Provides that the exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of the Company the Company or its stockholders, (iii) any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the NRS or the Company’s governing documents, or (iv) any action asserting a claim against the Company or any director or officer or other employee of the Company governed by the internal affairs doctrine shall be a state court located within the State of Nevada (or, if no state court located within the State of Nevada has jurisdiction, the federal district court for the District of Nevada).

The Current Bylaws are silent with respect to the forum in which actions may be brought against the Company. The proposed change is meant to provide greater predictability with respect to the laws that will be applied to actions brought by stockholders in the foregoing circumstances, as well as where any such actions may be brought, and to help the Company avoid additional expense associated with having to defend actions in multiple states and/or where the Company does not have a presence. We believe these changes consistent with common practice for public companies, including our peer companies.

Section 12.1 of Article 12	Provides that the Amended and Restated Bylaws may by adopted, amended or repealed by either the Board or by stockholders holding at least 2/3 in voting power of the outstanding shares of capital stock of the Company.	The Current Bylaws provide that the bylaws may be amended either by unanimous consent by the members of the Board or by stockholders holding a majority of the issued and outstanding shares of stock of the Company. The proposed change is meant to align the Board’s and stockholders’ right to amend the Company’s bylaws with those commonly included in other companies’ bylaws.

In addition to the amendments described above, the Amended and Restated Bylaws reflect various other amendments, including, but not limited to:

•	Updates the name of the Company to reflect its current name, CleanSpark, Inc.;

•	Includes information regarding the Company’s principal executive offices and other offices, as well as provides the Board with the authorization to make decisions related thereto;

•	Provides that the date of annual meetings of stockholders of the Company shall be determined by the Board;

•	Expands the scope of permissible stockholder meeting locations to include any meeting location designated by the Board, including virtually by means of electronic communications, videoconferencing, teleconferencing, or other available technology authorized by and in accordance with Chapter 78 of the NRS;

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•	Specifies how meetings of stockholders will be run;

•	Specifies stockholders’ rights with respect to the inspection of the Company’s corporate records;

•	Provides the Chairman of the Board, or in the event there is no Chairman, then the Company’s Chief Executive Officer, President or Secretary, with the right to call special meetings of the Board upon request of at least a majority of the directors then in office;

•	Provides that notice of a meeting of the Board must be delivered to each director at least 48 hours prior to the meeting, and lays out the process for providing notice;

•	Provides that, except as otherwise provided for by the Company’s governing documents or applicable law, a director who is present at a Board meeting at which action of any corporate matter is taken shall be presumed to assent to such action unless his or her dissent is entered into the minutes of the Meeting or he or she files written dissent to such action with the secretary of the meeting;

•	Provides that Board meetings may be held telephonically or electronically;

•	Provides the Board with the right to designate and appoint one or more committees for such purpose or function that it deems fit, and sets forth the process for designating or appointing any such committees;

•	Provides that officers appointed by the Board shall serve until their respective successors are elected and appointed or until their earlier resignation or removal;

•	Provides the Board with the right to designate officers that may execute all checks, notes, bonds, deeds, mortgages and other contracts to which the Company is a party on behalf of the Company;

•	Provides tat shares of the Company’s capital stock may be uncertificated;

In addition, the Amended and Restated Bylaws are intended to correspond with the proposal to authorize and approve that the Company’s current Articles of Incorporation, as amended to date, be amended, restated, and replaced in its entirety by the First Amended and Restated Articles of Incorporation, as set forth in Proposal 2, above. If stockholders wish to approve Proposal 2, they should also approve this Proposal 3, and vice versa.

Effective Time of the Amended and Restated Bylaws

If the Amended and Restated Bylaws are approved by stockholders at the 2021 Annual Meeting, they will be effective upon such approval.

Vote Required and Recommendation of the Board

The affirmative (“FOR”) vote of the holders of a majority of the outstanding shares of the Company is required to approve this proposal.

Abstentions and broker non-votes are not counted in determining the number of shares voted for or against this proposal. However, abstentions and broker non-votes will be counted as entitled to vote and will, therefore, have the same effect as a vote “against” this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED BYLAWS

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PROPOSAL 4
APPROVAL OF AN AMENDMENT TO THE 2017 INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER TO 3,500,000 SHARES AND REVISE SECTION 19 OF THE PLAN

Overview

At the 2021 Annual Meeting, holders of our capital stock (Common Stock and/or Preferred Stock) will be asked to approve an amendment to the Company’s 2017 Incentive Plan (the “Plan”), in the form attached hereto as Exhibit C, to (i) increase the number of shares of Common Stock authorized for issuance under the Plan by an additional 2,000,000 shares, which would represent approximately an additional 5.8% of our issued and outstanding shares of Common Stock as of the Record Date, and (ii) revise Section 19 of the Plan to more closely align with the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the “Revenue Code”), and Section 17.2 of the Plan (together, the “Plan Amendment”).

Background and Proposed Amendments to the Plan

On June 9, 2017, our Board adopted the Plan. On July 16, 2020, our Board and stockholders approved an amendment to the Plan, which went into effect upon the Company’s execution of the first amendment to the Plan on October 7, 2020. The Plan allows for the grant of a variety of equity vehicles to provide flexibility in implementing equity awards, including stock options, restricted stock units, stock appreciation rights, and performance-based awards. As of July 16, an aggregate of 1,500,000 shares of Common Stock were reserved for issuance under the Plan. As of July 16, 2021, approximately 729,688 shares of Common Stock were subject to outstanding awards under the Plan and 56,674 shares of Common Stock were available for future awards under the Plan. The Board believes that an increase in the number of authorized shares of Common Stock is necessary for the continued optimal use of the Plan.

On July 16, 2021, the Board unanimously approved the Plan Amendment, subject to approval by the our stockholders, to (i) increase the number of shares of Common Stock authorized for issuance under the Plan by 2,000,000 shares, resulting (if such increase is authorized by our stockholders) in the aggregate of 3,500,000 shares of Common Stock authorized for issuance under the Plan, and (ii) revise Section 19 of the Plan to align with the provisions of Section 422 of the Revenue Code and Section 17.2 of the Plan. The Board has directed that the proposal to amend the Plan be submitted to the stockholders for their approval at the 2021 Annual Meeting.

As of July 16, 2021, options to purchase an aggregate of 801,500 shares of Common Stock have been issued to three officers of the Company, conditioned upon stockholder approval of the Plan Amendment and ratification of such issuances by the Company’s stockholders, which approval must occur on or prior to April 16, 2022, or such options shall be rendered null and void. Details regarding these issuances are presented below, under the section entitled “New Plan Benefits; Awards Granted under the Plan.” Although we do not currently have any definitive arrangements or agreements, either written or oral, regarding the issuance of additional awards pursuant to the Plan either prior or subsequent to the effectiveness of the Plan Amendment, we may issue additional awards under the Plan to certain individuals prior to obtaining stockholder approval of the Plan Amendment. In the event that we do issue additional awards under the Plan prior to the effectiveness of the Plan Amendment, all such issuances will also be conditioned upon stockholder approval of the Plan Amendment.

Reasons to Approve the Amended and Restated Bylaws

Increase in Shares of Common Stock Authorized for Issuance Under the Plan

The Board believes that our interests and the interests of our stockholders will be advanced if we can continue to offer our employees, notably at the senior management level, advisors, consultants, and non-employee directors, the opportunity to acquire or increase their proprietary interests in the Company. The Board has concluded that our ability to attract, retain, and motivate top quality management and employees is material to our success and would be enhanced by our continued ability to grant equity compensation under the Plan. Accordingly, the Board has determined that the number of shares available for issuance under the Plan should be increased so that we may continue our compensation structure and strategy.

Amendment to Section 19 of the Plan

Section 422 of the Revenue Code sets forth the applicable statutory requirements for option grants to qualify as incentive stock options under the Revenue Code, including, without limitation, stockholder approval requirements of the relevant incentive plan and amendments thereto. Pursuant to Section 422 of the Revenue Code, any increase in the maximum aggregate number of shares that may be issued under the relevant incentive plan (other than an increase merely reflecting a change in the number of outstanding shares, such as a stock dividend or stock split) is considered the adoption of a new plan

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requiring stockholder approval within 12 months before or after the adoption of such amendment. In the event that stockholder approval is not obtained within the prescribed 24 month period, then any option grants issued under the plan, whether in the 12 months prior to adoption of the amendment or any time after the amendment, that were intended to be treated as incentive stock options will instead be treated as nonqualified stock options.

Section 17.2 of the Plan aligns with the provisions of Section 422 of the Revenue Code, indicating that certain amendments to the Plan, as set forth in Section 422 of the Revenue Code, constitute the adoption of a new plan for purposes of determining the treatment of options issued under the Plan that are intended to be treated as incentive stock options.

Section 19 of the Plan, as currently in effect, states the following:

SECTION 19. EFFECTIVE DATE

The effective date (the “Effective Date”) is the date on which the Plan is adopted by the Board. If the stockholders of the Company do not approve the Plan within 12 months after the Board’s adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options.

After further consideration, we believe that it is possible that the second sentence of Section 19 of the Plan could be construed to be inconsistent with the requirements set forth in Section 422 of the Revenue Code and Section 17.2 of the Plan, which was not our intention when we adopted the Plan. In order to avoid any confusion or potential misinterpretation of the language of Section 19 of the Plan, and to ensure that incentive stock options issued under the Plan are treated as such, we are proposing that Section 19 of the Plan (as set forth above) be removed from the Plan in its entirety, and be replaced with the following language:

SECTION 19. EFFECTIVE DATE

The effective date (the “Effective Date”) is the date on which the Plan is adopted by the Board. If the stockholders of the Company do not approve the Plan or an amendment thereto that requires stockholder approval pursuant to Section 422 of the Code, as applicable, within 12 months before or after the Board’s adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options. For purposes of determining the appropriate treatment of stock options granted under the Plan, the adoption of any amendment to the Plan requiring stockholder approval pursuant to Section 422 of the Code shall constitute the adoption of a new plan.

The foregoing proposed amendment is not intended to alter the meaning or interpretation of the Plan as currently written, but rather to provide additional clarity with respect to the provisions of the Plan that are currently in place by aligning the language more closely with the language of Section 422 of the Revenue Code and Section 17.2 of the Plan.

If our stockholders do not approve the Plan Amendment at the 2021 Annual Meeting, the Plan Amendment will not become effective, and the number of shares of Common Stock authorized for issuance under the Plan will remain at 1,500,000 shares of Common Stock. In addition, any equity awards granted under the Plan subject to stockholder approval of the Plan Amendment will be rendered null and void.

The principal provisions of the Plan, as amended to date, are summarized below. This summary is not a complete description of all of the Plan’s provisions and is qualified in its entirety by reference to the Plan, which is attached as Exhibit 10.1 to the Annual Report, as amended by that certain First Amendment to CleanSpark, Inc. 2017 Equity Incentive Plan, which is attached as Exhibit 10.19 to the Annual report. Capitalized terms included in this summary but not otherwise defined in this Proxy Statement shall have the same meaning ascribed to such terms as set forth in the Plan.

Description of the Plan

Purpose of the Plan

The purpose of the Plan is to (i) provide additional incentive for selected Eligible Persons to further the growth, development, and financial success of the Company by providing a means by which such persons can personally benefit through the ownership of capital stock of the Company, and (ii) enable the Company to secure and retain key personnel considered important to the long-term success of the Company by offering such persons an opportunity to own capital stock of the Company.

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Form of Awards

Stock Awards under the Plan may be granted in any one or all of the following forms: (i) Incentive Stock Options, (ii) Nonqualified Stock Options, (iii) Restricted Stock, (iv) Stock Awards, (v) Stock Appreciation Right, (vi) Performance Shares, and (vii) Performance Units.

Maximum Shares Available

The current maximum aggregate number of shares of Common Stock available for award under the Plan is 1,500,000, of which 729,688 shares of Common Stock were subject to outstanding awards previously issued under the Plan as of July 16, 2021, subject to adjustment as provided for in the Plan. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Company. In the event that (a) all or any portion of any Stock Award granted or offered under the Plan can no longer under any circumstances be exercised or otherwise become vested, or (b) any Stock Units are reacquired by the Company which were initially the subject of a Stock Award agreement, the Stock Units allocable to the unexercised or unvested portion of such Stock Award, or the Stock Unit so reacquired, shall again be available for grant or issuance under the Plan.

Administration of the Plan

The Plan shall be administered by the Board or its Compensation Committee. The Compensation Committee shall be composed of two or more directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

The Board may delegate responsibility for administering the Plan with respect to designated classes of Eligible Persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, except with respect to Awards to any Participants who are then subject to Section 16 of the Exchange Act. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board or the Compensation Committee may authorize one or more officers of the Company to grant Awards to designated classes of Eligible Persons, within limits specifically prescribed by the Board or the Compensation Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any person then subject to Section 16 of the Exchange Act.

Eligibility to Participate in the Plan

An Award may be granted to any employee, officer, or director of the Company or a Related Company whom the Committee from time to time selects. An Award may also be granted to any consultant, agent, advisor, or independent contractor for bona fide services rendered to the Company or any Related Company that:

(a) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, and

(b) do not directly or indirectly promote or maintain a market for the Company’s securities.

Incentive Stock Options may be granted only to employees; all other Stock Awards may be granted only to Eligible Persons.

Stock Options

Options may be granted under the Plan for the purchase of shares of Common Stock. The Committee may designate Options as either Incentive Stock Options or Nonqualified Stock Options. No grant of an Incentive Stock Option will be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the stock option agreement or notice.

In general, the exercise price for shares purchased under an Option shall be at least 100% of the Fair Market Value on the Grant Date (and shall not be less than the minimum exercise price required by Section 422 of the Code with respect to Incentive Stock Options), except in the case of Substitute Awards. In the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a “Ten Percent Stockholder”), the exercise price shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date.

Options may be exercised in whole or in part. Payment of the purchase price upon the exercise of Options may be made in (i) cash, (ii) check or wire transfer, (iii) by a “net exercise” arrangement, (iv) by delivery of shares of Common Stock, or (v) any other form of legal consideration acceptable to the Administrator.

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Stock Awards; Restricted Stock; Stock Units

The Committee may grant Stock Awards, Restricted Stock, and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

Upon the satisfaction of any terms, conditions, and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions, and restrictions of Restricted Stock or Stock Units, as determined by the Committee, and subject to the provisions of the Plan:

(a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and

(b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock.

Any fractional shares subject to such Awards shall be paid to the Participant in cash.

Performance Shares

The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded, and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Subject to the terms of the Plan, the amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

Performance Units

The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded, and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Subject to the terms of the Plan, the amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

Assignment and Transfer

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award subject to such terms and conditions as the Committee shall specify.

Modification of the Plan

The Board or the Committee may amend, suspend, or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires stockholder approval may be made only by the Board and not by the Committee. Subject to the terms of the Plan, the Committee may amend the terms of any outstanding Award, prospectively or retroactively.

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New Plan Benefits; Awards Granted Under the Plan

The benefits that will be awarded or paid under the Plan, if stockholder approval of the proposed Plan Amendment is obtained, cannot currently be determined. Awards granted under the Plan are within the Committee’s discretion, and the Committee has not determined future awards or who might receive them.

For illustrative purposes, the following table shows the number of awards made under the Plan in fiscal 2020 to each named executive officer, all current executive officers as a group, all current non-employee directors as a group and all employees, including all current officers who are not executive officers, as a group:

	Stock Options
Name	Number of Shares Subject to Option Grants (1)	Dollar Value of Option Grants ($) (2)
Zachary Bradford	25,000	$101,250

Lori Love	25,000	$101,250

Amanda Kabak	26,697	$125,000

Amer Tadayon	30,000	$99,000

S. Matthew Shultz	25,000	$101,250

Larry McNeill	25,000	$101,250

Dr. Thomas Wood	—	$—

Roger Beynon	—	$—

All Current Executive Officers as a Group	131,697	$527,750

All Current Non-Employee Directors as a Group	25,000	$101,250

All Employees Other Current Executives Officers, as a Group	76,536	$179,535

(1)  This column includes the number of shares underlying stock options granted under the Plan in fiscal 2020.

(2)  This column represents the grant date fair value of the applicable awards granted under the Plan in fiscal 2020, calculated in accordance with FASB ASC Topic 718, “Compensation—Stock Compensation.”

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The following table sets forth information with respect to issuances under the Plan that are subject to the ratification of such grants by our stockholders through the date of this Proxy Statement:

Issuances under the Plan
Name and Position	No. of Options

Zachary Bradford, Chief Executive Officer, President, and Director	500,000(1)

Lori Love, Chief Financial Officer	33,500(1)

S. Matthew Schultz, Executive Chairman and Chairman of the Board	268,000(1)

Total	801,500

(1) Such options were granted on April 16, 2021, have a term of five years, an exercise price of $23.00 per share, and vest monthly in equal installments over 36 months. As of the date of this Proxy Statement, such options have not vested or otherwise become eligible for exercise by Mr. Bradford, Ms. Love, and Mr. Schultz. In the event that stockholder approval of the Plan Amendment is not approved by our stockholders prior to April 16, 2022, such options will be deemed null and void.

A vote in favor of this Proposal 4 will have the result of ratifying the issuance of the options set forth in the table above as well as the approval of the Plan Amendment.

Vote Required and Recommendation of the Board

The affirmative (“FOR”) vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the 2021 Annual Meeting is required to approve this proposal.

Abstentions and broker non-votes will not be counted for voting purposes, and thus, will not affect the outcome of the vote on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE 2017 INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY AN ADDITIONAL 2,000,000 SHARES OF COMMON STOCK AND TO REVISE SECTION 19 OF THE PLAN

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PROPOSAL 5

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected MaloneBailey, LLP (“MaloneBailey”) as our independent registered public accounting firm for the fiscal year ending September 30, 2021, and has further directed that we submit the selection of the independent registered accounting firm for ratification by our stockholders at the 2021 Annual Meeting. MaloneBailey has audited the Company’s financial statements since 2018. Representatives of MaloneBailey are expected to be present at the 2021 Annual Meeting. The representatives of MaloneBailey will have an opportunity to make a statement at the Meeting, if they so desire, and will be available to respond to appropriate questions.

The selection of our independent registered public accounting firm is not required to be submitted for stockholder approval. Nonetheless, the Board is seeking ratification of its selection of MaloneBailey as a matter of further involving our stockholders in our corporate affairs. If our stockholders do not ratify this selection, the Board will reconsider its selection of MaloneBailey and will either continue to retain the firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Board may, in its sole discretion, determine to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.

The Audit Committee reviews and must pre-approve all audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged by it for such services.  In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the accounting firm’s independence.

Independent Registered Public Accounting Firm’s Fees

The following table summarizes the fees billed to us by MaloneBailey for the years ended September 30, 2020 and 2019. All fees described below were pre-approved by the Audit Committee:

Fee Category	2020	2019
Audit Fees (1)	$145,160	$101,099
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
	$145,160	$101,099

(1) Audit fees consist of fees billed for professional services for audit and quarterly reviews of our financial statements.

Pre-Approval Policies and Procedures

Our Audit Committee has adopted a procedure for pre-approval of all fees charged by our independent auditors. Under the procedure, the Audit Committee pre-approves all auditing services and the terms of non-audit services provided by our independent registered public accounting firm, but only to the extent that the non-audit services are not prohibited under applicable law and the Audit Committee determines that the non-audit services do not impair the independence of the independent registered public accounting firm. Other fees are subject to pre-approval by the Audit Committee, or, in the period between meetings, by a designated member of the Board or Audit Committee. Any such approval by the designated member is disclosed to the entire Board at the next meeting.

All fees that were incurred in 2020 and 2019 were pre-approved by the Audit Committee and/or the full Board, as applicable.

Vote Required and Recommendation of the Board

The affirmative (“FOR”) vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the 2021 Annual Meeting is required to approve this proposal.

Abstentions and broker non-votes will not be counted for voting purposes, and thus, will not affect the outcome of the vote on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF MALONEBAILEY AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED SEPTEMBER 30, 2021.

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PROPOSAL 6
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

In accordance with Section 14(a) of the Exchange Act, the Company is providing stockholders with an advisory (non-binding) vote on compensation programs, which is sometimes referred to as “say on pay,” for our named executive officers, Mr. Zachary Bradford, Ms. Lori Love, Ms. Amanda Kabak, Mr. Amer Tadayon, and Mr. S. Matthew Schultz. Accordingly, you may vote on the following resolution at the 2021 Annual Meeting:

“RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

This vote is non-binding. The Board intends to consider the outcome of the vote when making future executive compensation decisions and, in particular, to consider any significant negative voting results to the extent they can determine the cause or causes for such votes. The Board has determined that, subject to the outcome of the advisory (non-binding) vote of Proposal 7 regarding the vote on frequency of stockholder votes on executive compensation, the Company will hold future advisory votes on executive compensation every two years.

Stockholders are encouraged to read the accompanying compensation tables and the related narrative disclosures for more information about the Company’s executive compensation program.

Vote Required and Recommendation of the Board

The affirmative (“FOR”) vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the 2021 Annual Meeting is required to approve this proposal.

Abstentions and broker non-votes will not be counted for voting purposes, and thus, will not affect the outcome of the vote on this proposal. This is an advisory vote and, therefore, is not binding.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE NAMED EXECUTIVE OFFICER COMPENSATION AS DISCLOSED IN THE ACCOMPANYING COMPENSATION TABLES AND THE RELATED NARRATIVE DISCLOSURE.

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PROPOSAL 7
ADVISORY VOTE AS TO WHETHER THE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION SHOULD TAKE PLACE EVERY 1, 2, OR 3 YEARS

In accordance with Section 14(a) of the Exchange Act, the Company is providing stockholders with an advisory (non-binding) vote as to whether the advisory vote to approve named executive officer compensation should occur every one, two, or three years.

The Board has determined that holding an advisory vote on executive compensation every two years is the most appropriate policy for the Company at this time, and therefore, recommends that future stockholder advisory votes on executive compensation occur every two years.

While this stockholder vote on the frequency of future advisory votes on the compensation of our named executive officers is merely advisory and will not be binding upon the Company or the Board, we value the opinions of our stockholders and will consider the outcome of the vote when considering the frequency with which the compensation of our named executive officers will be subject to an advisory, non-binding stockholder vote. The Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote to approve the compensation of our named executive officers more or less frequently than the option approved by our stockholders.

Vote Required and Recommendation of the Board

The vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the 2021 Annual Meeting on the frequency (one, two, or three years) of advisory vote on named executive officer compensation is required to approve this proposal. If none of the alternatives (one, two, or three years) receives a majority of the votes cast, the Board will consider the highest number of votes cast by stockholders to be the frequency that has been selected by stockholders on an advisory basis.

Abstentions and broker non-votes will not be counted for voting purposes, and thus, will not affect the outcome of the vote on this proposal. This is an advisory vote and, therefore, is not binding.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR A FREQUENCY PERIOD OF EVERY TWO YEARS FOR FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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BOARD MATTERS AND CORPORATE GOVERNANCE

Board and Stockholder Meetings and Attendance

The Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of the Board is to oversee the management of the Company and, in doing so, serve the best interests of the Company and its stockholders. The entire Board selects, evaluates, and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. The Board also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of Company activity through regular communication, including written reports and presentations at Board and committee meetings.

Directors are elected annually and hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation, or removal. During fiscal year 2020, there were 4 Board meetings, including telephonic meetings. None of our directors attended fewer than 75% of the total number of meetings of the Board and meetings of any committee of the Board on which such director served during the time each such individual director was serving as a director. The Company encourages, but does not require, directors to attend annual meetings of stockholders.

Board Composition and Election of Directors

Director Independence

Our Board is authorized for five members.  Our Board has determined that Larry McNeill, Roger Beynon, and Dr. Thomas Wood are all independent directors in accordance with the listing requirements of The Nasdaq Capital Market (“Nasdaq”). Nasdaq’s independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of their family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

Board Committees

On January 24, 2020, in connection with the listing of our Common Stock on the Nasdaq, our Board established three standing committees – an Audit Committee, a Compensation Committee, and a Nominations and Governance Committee – each of which operates under a charter that has been approved by our Board. The following table provides information for the current membership for each of the committees of the Board:

Name	Age	Position	Audit Committee	Compensation Committee	Governance and Nominating Committee	Director Since
Zachary Bradford	35	Chief Executive Officer, President, and Director				2014
Matthew Schultz	52	Executive Chairman, Chairman of the Board, and Director				2014
Larry McNeill	79	Director	*	C	C	2015
Dr. Thomas Wood	56	Director	*	*	*	2019
Roger Beynon	74	Director	C			2019

________________________________

C	Chair
*	Member

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Audit Committee

The audit committee (“Audit Committee”) oversees the integrity of the Company’s accounting and financial reporting process and the audits of its financial statements. The Audit Committee is directly responsible for, among other matters:

-	the selection, compensation, retention, and oversight of the Company’s independent registered public accounting firm;

-	reviewing the Company’s independent registered public accounting firm’s continuing independence;

-	approving the fees and other compensation to be paid to the Company’s independent registered public accounting firm;

-	pre-approving all audit and non-audit related services provided by the Company’s independent registered public accounting firm;

-	reviewing and discussing with management and the Company’s independent registered public accounting firm the results of the quarterly and annual financial statements;

-	reviewing and discussing with management and the Company’s independent registered public accounting firm the Company’s selection, application, and disclosure of its critical accounting policies;

-	discussing with the Company’s independent registered public accounting firm, both privately and with management, the adequacy of the Company’s accounting and financial reporting processes and systems of internal control;

-	reviewing any significant deficiencies and material weaknesses in the design or operation over internal control over financial reporting; and

-	annually reviewing and evaluating the composition and performance of the Audit Committee, including the adequacy of the Audit Committee’s charter.

The Audit Committee consists of  (i) Roger P. Beynon, who is the Chairman of the Audit Committee, (ii) Dr. Thomas L. Wood, and (iii) Larry McNeill. Each member of the Audit Committee meets the requirements for independence and can read and understand fundamental financial statements in accordance with the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq (“Nasdaq Rules”). In arriving at this determination, the Board has examined each Audit Committee member’s professional experience and the nature of their employment in the corporate finance sector. The Board has also determined that Mr. Beynon qualifies as an “audit committee financial expert,” as defined under applicable SEC and Nasdaq Rules. We are currently in compliance with Nasdaq Rules and Rule 10A-3 due to the fact that all members of the Audit Committee have been deemed independent by the Board.

The Audit Committee operates pursuant to a written charter that is available on the Company’s website at: https://www.cleanspark.com/investor-relations/corporate-governance/.

During fiscal year 2020, the Audit Committee held four meetings.

Report of the Audit Committee of the Board of Directors

The Audit Committee oversees the Company’s financial reporting process on behalf of our Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company’s annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting pronouncements.

The Audit Committee reviewed with MaloneBailey LLP, which is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and the matters listed in Public Company

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Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees. In addition, the Audit Committee has discussed with MaloneBailey LLP its independence from management and the Company, has received from MaloneBailey LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding MaloneBailey LLP’s communications with the Audit Committee concerning independence, and has considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee met with MaloneBailey LLP to discuss the overall scope of its services, the results of its audit and reviews, and the overall quality of the Company’s financial reporting. MaloneBailey LLP, as the Company’s independent registered public accounting firm, also periodically updates the Audit Committee about new accounting developments and their potential impact on the Company’s reporting. The Audit Committee’s meetings with MaloneBailey LLP were held with and without management present. The Audit Committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements. The Audit Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended September 30, 2020 (the “Annual Report”). The Audit Committee and the Board also have recommended, subject to stockholder approval, the ratification of the appointment of MaloneBailey LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021.

This report of the Audit Committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the Audit Committee.

Respectfully submitted,

The Audit Committee of the Board of Directors
Roger P. Beynon (chairperson)
Dr. Thomas L. Wood Larry McNeill

Compensation Committee

The compensation committee (“Compensation Committee”) evaluates, recommends, and approves policy relating to compensation and benefits of the Company’s officers and employees. The Compensation Committee is directly responsible for, among other matters:

-	annually reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer and other executive officers;

-	evaluating the performance of these officers in light of those goals and objectives, and setting the compensation of these officers based on such evaluations;

-	administering and interpreting the Company’s cash and equity-based compensation plans;

-	annually reviewing and making recommendations to the Board with respect to all cash and equity-based incentive compensation plans and arrangements; and

-	annually reviewing and evaluating the composition and performance of the Compensation Committee, including the adequacy of the Compensation Committee’s charter.

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The Compensation Committee consists of (i) Larry McNeill, who is the Chairman of the Compensation Committee, and (ii) Dr. Thomas L. Wood. The Board has determined that Mr. McNeill and Dr. Wood are independent under the applicable rules and regulations of Nasdaq and all current members qualify as a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Board has determined that each of the members of the Compensation Committee is an “outside director” as that term is defined in Section 162(m) of the Revenue Code, or Section 162(m).  We are currently in compliance with Nasdaq Rules due to the fact that all members of the Compensation Committee have been deemed independent by the Board.

The Compensation Committee operates pursuant to a written charter that is available on the Company’s website at: https://www.cleanspark.com/investor-relations/corporate-governance/.

During fiscal year 2020, the Compensation Committee held four meetings.

Nominations and Governance Committee

The nominations and governance committee (“Nominations and Governance Committee”) is responsible for making recommendations to the Board regarding candidates for directorship, and the structure and composition of the Company’s Board and committees of the Board. The Nominations and Governance Committee is directly responsible for, among other matters:

-	identifying, evaluating, and nominating candidates for appointment or election as members of the Board;

-	developing, recommending, and evaluating a corporate governance guideline applicable to all of the Company’s employees, officers, and directors; and

-	annually reviewing and evaluating the composition and performance of the Nominations and Governance Committee, including the adequacy of the Nominations and Governance Committee’s charter.

The Nominations and Governance Committee consists of: (i) Larry McNeill, who is the Chairman of the Nominations and Governance Committee, and (ii) Dr. Thomas L. Wood. The Board has determined that Mr. McNeill and Dr. Wood are independent under the applicable rules and regulations of Nasdaq relating to nominations and corporate governance committee independence.  We are currently in compliance with Nasdaq Rules due to the fact that all members of the Nominations and Governance Committee have been deemed independent by the Board.

The Nominations and Governance Committee operates pursuant to a written charter that is available on the Company’s website at: https://www.cleanspark.com/investor-relations/corporate-governance/.

During fiscal year 2020, the Nominations and Governance Committee held one meeting, which was conducted together with a meeting of the full Board.

Board Leadership Structure

The Board consists of five directors. The positions of Executive Chairman and Chief Executive Officer are currently separated. We believe that the current structure is appropriate at this time in that it enables Mr. Bradford to focus on his role as Chief Executive Officer of the Company, while enabling Mr. Schultz, Executive Chairman of our Board, to continue to provide leadership on policy at the Board level. Although the roles of Chief Executive Officer and Chairman are currently separated, the Board has not adopted a formal policy requiring such separation. We believe our leadership structure is appropriate for the size and scope of operations of a company of our size. Our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate to ensure the interests of the Company and its stockholders are best served.

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Board’s Role in Risk Management

The Board has responsibility for the oversight of the Company’s risk management processes, while our management (or through the committees of the Board) is responsible for day-to-day management of risk. However, the Board regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our Board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

The Audit Committee reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the Audit Committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the Audit Committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The Nominations and Governance Committee reviews compliance with external and internal compliance with policies, procedures and practices consistent with the Company’s charter and bylaws.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports and members of our management team about such risks. Matters of significant strategic risk are considered by our Board as a whole.

Board Diversity

Our Nominations and Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominations and Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:

•	Personal and professional integrity, ethics and values;

•	Experience in corporate management, such as serving as an officer or former officer of a publicly-held company;

•	Experience as a board member or executive officer of another publicly-held company;

•	Strong finance experience;

•	Diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

•	Diversity of background and perspective, including, but not limited to, with respect to age, gender, race, sexual orientation, place of residence and specialized experience;

•	Experience relevant to our business industry and with relevant social policy concerns; and

•	Relevant academic expertise or other proficiency in an area of our business operations.

Currently, our Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

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Communications with our Board of Directors

Stockholders seeking to communicate with members of the Board should submit their written comments to our corporate secretary, CleanSpark, Inc., 1185 S. 1800 W., Suite 3, Woods Cross, Utah 84087. The corporate secretary will forward such communications to each member of the Board; provided that, if in the opinion of our corporate secretary it would be inappropriate to send a particular stockholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion) or specific committees of the Board, as applicable.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees. A copy is available on our website at https://www.cleanspark.com/investor-relations/corporate-governance/.

Conflicts of Interest

Our directors and officers are not obligated to commit their full time and attention to our business and, accordingly, they may encounter a conflict of interest in allocating their time between our operations and those of other businesses. In the course of their other business activities, they may become aware of investment and business opportunities which may be appropriate for presentation to us as well as other entities to which they owe a fiduciary duty. As a result, they may have conflicts of interest in determining to which entity a particular business opportunity should be presented. They may also in the future become affiliated with entities that are engaged in business activities similar to those we intend to conduct.

In general, officers and directors of a corporation are required to present business opportunities to the corporation if:

•	the corporation could financially undertake the opportunity;

•	the opportunity is within the corporation’s line of business; and

•	it would be unfair to the corporation and its stockholders not to bring the opportunity to the attention of the corporation

We have adopted a Code of Business Conduct and Ethics that obligates our directors, officers and employees to disclose potential conflicts of interest and prohibits those persons from engaging in such transactions without our consent.

Corporate Governance

Our Code of Business Conduct and Ethics, Corporate Governance Guidelines, Audit Committee Charter, Compensation Committee Charter, and Nominations and Corporate Governance Committee Charter are available, free of charge, on our website at https://www.cleanspark.com/investor-relations/corporate-governance/. Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement. We will also provide a copy of these documents as well as our other corporate governance documents, free of charge, to any stockholder upon written request to CleanSpark, Inc., 1185 S. 1800 W., Suite 3, Woods Cross, Utah 84087.

Family Relationships

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

Directors Compensation

The following table sets forth information regarding the compensation awarded to, earned by, or paid to our non-employee directors who served on our Board for the year ended September 30, 2020.

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DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Larry McNeill	$30,000	-	$101,250	-	-	-	$131,250
Roger Beynon	-	$30,000	-	-	-	-	$30,000
Dr. Thomas Wood	$7,500	$22,500	-	-	-	-	$30,000

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The following table sets forth the names, ages, and positions of our executive officers as of July 16, 2021. Please see Proposal 1 for additional information regarding our directors. There are no arrangements, agreements or understandings between non-management security holders and management under which non-management security holders may directly or indirectly participate in or influence the management of our affairs. There are no arrangements or understandings between any director and any other person pursuant to which any director or executive officer was or is to be selected as a director or executive officer, as applicable. There currently are no legal proceedings with respect to our executive officers and directors, and during the past ten years there have been no legal proceedings that are material to the evaluation of the ability or integrity of any of our directors or director nominees.

Name	Age	Position(s)
Zachary K. Bradford	35	Chief Executive Officer, President, and Director
Lori L. Love	40	Chief Financial Officer
Amanda Kabak	46	Chief Technology Officer
Amer Tadayon	50	Chief Revenue Officer
S. Matthew Schultz	52	Executive Chairman, Chairman of the Board and Director (former Chief Executive Officer)

Set forth below is a brief description of the background and business experience of our executive officers and directors:

Zachary K. Bradford, Chief Executive Officer, is a licensed Certified Public Accountant in Nevada and a member of the American Institute of Certified Public Accountants. He served as the Company’s Chief Financial Officer from 2014 through October 2019. He has also served as a partner in a public accounting and consulting firm in Henderson, Nevada since June 2013. Mr. Bradford holds a B.S. in Accounting and a Masters of Accountancy from Southern Utah University. From March of 2015 to July 31, 2016, Mr. Bradford served as a member of the board of directors and Chief Financial Officer of Epic Stores Corp.

Aside from that provided above, Mr. Bradford does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Lori Love, Chief Financial Officer, is a licensed CPA and an experienced finance professional serving in roles in accounting, finance and risk management. Since July 2015, Ms. Love served as CFO of P2K Labs, a design, technology, and marketing agency based in Las Vegas, Nevada. Prior to 2015, Ms. Love served in the role of Senior Vice President of Finance at Provident Trust Group for over two years and as Vice President of Finance and Operations at WorldDoc, Inc. where she also served as a director. Ms. Love obtained her Bachelor of Business Administration (BBA) in Accounting from University of Nevada, Las Vegas and carries the CPA designation.

Aside from that provided above, Ms. Love does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

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Amanda Kabak, Chief Technology Officer is an experienced technology professional. Before joining us, Ms. Kabak was a managing consultant for 10th Magnitude and she worked there from July 2016 to July 2017. From April to June of 2016, she worked as Sr. Software Engineer for Uptake and from 2013 to February 2016 she worked as Sr. Software Architect for OptiRTC, Inc.

Aside from that provided above, Ms. Kabak does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Amer Tadayon, Chief Revenue Officer is an experienced executive and entrepreneur. Mr. Tadayon joined us as part of the acquisition of p2kLabs where he was the founder and CEO. Mr. Tadayon has held various leadership positions at Fortune 500 companies including IBM, Cognizant, and frog design. In addition, he has worked with major global grants such as Nike, MTV, and Mattel.

Aside from that provided above, Mr. Tadayon does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

S. Matthew Schultz, Executive Chairman, Chairman of the Board and Director, served as the Company’s Chief Executive Officer from 2014 through October 2019 and has been involved in many capacities with several publicly traded companies. He served as the President and CEO of Amerigo Energy, Inc., creating multiple syndicated offerings, as well as overseeing the operations from permitting through production. Since 1999, he has assisted numerous development and early stage companies to secure financing and experience significant growth. As the President of Wexford Capital Ventures, Inc., he was instrumental in funding companies both domestically and abroad. While serving as the Chairman of Pali Financial Group, Inc., he assisted in market development of dozens of public corporations. He was a founding member and the Vice President of the Utah Consumer Lending Association.

Aside from that provided above, Mr. Schultz does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Mr. Schultz is qualified to serve on our Board of Directors because of his experience and knowledge in public company reporting and financing and work in the energy sector.

Overview

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” included in our Annual Report, below. For the fiscal year ending September 30, 2020, our “named executive officers” and their positions were as follows:

•	Zachary Bradford, President and Chief Executive Officer
•	Amanda Kabak, Chief Technology Officer
•	Lori Love, Chief Financial Officer
•	Amer Tadayon, Chief Revenue Officer
•	S. Matthew Schultz, Executive Chairman, Chairman of the Board and Director (former Chief Executive Officer)
•	Bryan Huber, former Chief Information Officer
•	Anthony Vastola, former Chief Operating Officer

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This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future may differ materially from the currently planned programs summarized in this discussion.

Summary Compensation Table

The following table provides information concerning all compensation awarded to, earned by, or paid to our former or current “principal executive officer” and executive officers for the fiscal years ended September 30, 2020 and 2019. We refer to these individuals as our “named executive officers.”

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)				Non-Equity	Nonqualified
				Stock	Option	Incentive Plan	Deferred	All Other
			Bonus	Awards	Awards	Compensation	Compensation	Compensation	Total
			($)	($)	($)	($)	Earnings ($)	($)	($)
Zachary Bradford	2019	-	193,437	-	-	-	-	237,000	430,437
CEO	2020	335,000	360,000	615,250	274,000	-	-	-	1,584,250
Amanda Kabak	2019	183,437	25,000	-	100,000	-	-	-	308,437
CTO	2020	190,000	110,000	104,910	134,550	-	-	-	539,460
Lori Love	2019	-	-	-	-	-	-	-	-
CFO	2020	200,000	190,000	316,660	250,958	-	-	-	957,618
Amer Tadayon	2019	-	-	-	-	-	-	-	-
CRO	2020	166,667	-	-	99,000	-	-	33,333	299,000
S. Matthew Schultz	2019	-	193,437	-	-	-	-	237,000	430,437
Former CEO	2020	-	350,000	484,200	239,450	-	-	252,000	1,325,650
Bryan Huber	2019	-	2,432	-	496,590	-	-	168,769	667,791
Former CIO	2020	-	273	-	1,158,709	-	-	167,731	1,326,713
Anthony Vastola	2019	161,506	17,208	-	170,000	-	-	-	348,714
Former COO	2020	72,000	273	-	-	-	-	80,000	152,273

Narrative Disclosure to the Summary Compensation Table

Zachary Bradford –Chief Executive Officer and Director and former Chief Financial Officer

On October, 1, 2019, the Company entered into an employment agreement whereas Mr. Bradford accepted the position of Chief Executive Officer. Under this agreement, Mr. Bradford is compensated by a base salary of $335,000 per year. During the year ended September 30, 2020, Mr. Bradford earned $335,000 in annual compensation plus bonuses of $360,000, stock awards of $615,250, and option awards of $274,000.

During the fiscal year ending September 30, 2019, the Company had a consulting agreement with ZRB Holdings, Inc, an entity wholly owned by Zachary Bradford, our Chief Executive Officer, director and former Chief Financial Officer, for management services. In accordance with this agreement, as amended, Mr. Bradford provided services to us in exchange for $20,000 in compensation for services plus a $1,000 medical insurance stipend, each month plus a bonus of 0.5% of gross revenue and additional bonuses as the board authorizes. The Company has also agreed to reimburse Mr. Bradford for expenses incurred. During the year ended September 30, 2019, Mr. Bradford earned $237,000 in base compensation plus bonuses of $193,437 in accordance with this agreement. The agreement was terminated in October of 2019 when Mr. Bradford accepted the position of Chief Executive Officer and accepted the associated employment agreement.

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Amanda Kabak – Chief Technology Officer

On February 8, 2019 the Company entered into an employment agreement whereas Ms. Kabak was promoted to Chief Technology Officer. Under this agreement, Ms. Kabak is compensated by a base salary of $190,000 per year and $100,000 shares of our stock for each annual period she is with the company. A portion of the options vest each month and are exercisable at market price. During the year ended September 30, 2019, Ms. Kabak earned $183,437 in annual compensation plus bonuses of $25,000, and option awards of $100,000. During the year ended September 30, 2020, Ms. Kabak earned $190,000 in annual compensation plus bonuses of $110,000, stock awards of $104,910 and option awards of $100,000.

Lori Love- Chief Financial Officer

On October 1, 2019 the Company entered into an employment agreement whereas Ms. Love accepted the position of Chief Financial Officer. Under this agreement, Ms. Love is compensated by a base salary of $200,000 per year, 20% bonus and 25,000 stock options. During the year ended September 30, 2020, Ms. Love earned $200,000 in annual compensation plus bonuses of $190,000, stock awards of $316,660 and option awards of $250,958.

Amer Tadayon- Chief Revenue Officer

On February 1, 2020 the Company entered into an employment agreement whereas Mr. Tadayon accepted the position of Chief Revenue Officer. Under this agreement, Mr. Tadayon is compensated by a base salary of $250,000 per year plus $50,000 non-recoverable draw against commission, and 30,000 stock options. During the year ended September 30, 2020, Mr. Tadayon earned $166,667 in annual compensation plus option awards of $99,000 and other compensation of $33,333.

Matthew Schultz- Executive Chairman, Chairman of the Board and Director and former Chief Executive Officer

The Company had a consulting agreement with Matthew Schultz, our former Chief Executive Officer, for management services. Mr. Schultz provides services to us in exchange for $20,000 in compensation for services plus a $1,000 medical insurance stipend, each month plus a bonus of 0.5% of gross revenue and additional bonuses as the board authorizes. The Company also agreed to reimburse Mr. Schultz for expenses incurred. The agreement was terminated in October of 2019 when Mr. Schultz accepted the position of Chairman of the Board. During the year ended September 30, 2020, Mr. Schultz earned $252,000 in base compensation, bonus grants of $350,000, stock awards of $484,200, and option awards of $239,450. During the year ended September 30, 2019, Mr. Schultz received $237,000 in base compensation plus bonuses of $193,437.

Bryan Huber – Former Chief Innovation Officer and former Director

The Company had a consulting agreement with Zero Positive, LLC., an entity owned by Bryan Huber for management services. On March 12, 2020, the Company terminated the agreement. During the year ended September 30, 2020, Mr. Huber and Zero positive earned $167,731 in compensation and a $273 bonus. During the year ended September 30, 2020, Mr. Huber and Zero Positive earned $171,202 in compensation, respectively, in accordance with the agreement.

On September 28, 2018, in connection with the Consulting agreement executed with Zero Positive, LLC Company issued warrants to purchase 90,000 shares of Common Stock at an exercise price of $8.00 per share to Zero Positive. The warrants were valued at $2,607,096 using the Black Scholes option pricing model based upon the following assumptions: term of 10 years, risk free interest rate of 3.05%, a dividend yield of 0% and volatility rate of 191%. The warrants vest as follows: 30,000 vested immediately, the balance vest evenly on the last day of each month over the forty-two months beginning August 31, 2018. As of September 30, 2020, 67,143 warrants had vested due to the passage of time, and the Company recorded an expense of $1,158,709 during the year ended September 30, 2020.

Anthony Vastola – Former Chief Operations Officer

On March 12, 2020, the Company terminated the employment of Anthony Vastola. During the year ended September 30, 2020, Mr. Vastola earned $72,000 in compensation a bonus of $273 and other compensation of $80,000. During the year ended September 30, 2020, Mr. Vastola earned $161,506 in compensation, a bonus of $17,206, and option awards of $170,000, respectively.

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Outstanding Equity Awards at Fiscal Year-End

On June 9, 2017, our Board of Directors adopted the 2017 Incentive Plan. The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility with us, to provide additional incentive to employees, directors and consultants, and to promote our success. Under the Plan, we are able to issue up to an aggregate total of 1,500,000 incentive or non-qualified options to purchase our Common Stock, or stock awards.

The table below summarizes all unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer as of September 30, 2020.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
S. Matthew Schultz	25,000	-	-	$5.60	12/20/2022	-	-	-	-
Zachary Bradford	25,000	-	-	$5.60	12/20/2022	-	-	-	-
Amanda Kabak	36,912	0		Varies	Varies	-	-	-	-
Lori Love	33,333	16,667		Varies	Varies	-	-	-	-
Amer Tadayon	20,000	10,000		$4.65	01/31/2023	-	-	-

2017 Equity Incentive Plan

On June 9, 2017, our Board of Directors adopted the Plan. A total of 300,000 shares were initially reserved for issuance under the Plan. As of September 30, 2020, there were 22,052 shares available for issuance under the Plan.

On October 7, 2020, the Company executed that certain first amendment to the Plan to increase its option pool from 300,000 to 1,500,000 shares of Common Stock.

The Plan allows the Company to grant incentive stock options, non-qualified stock options, stock appreciation right, or restricted stock. The incentive stock options are exercisable for up to ten years, at an option price per share not less than the fair market value on the date the option is granted. The incentive stock options are limited to persons who are regular full-time employees of the Company at the date of the grant of the option. Non-qualified options may be granted to any person, including, but not limited to, employees, independent agents, consultants and attorneys, who the Company’s Board believes have contributed, or will contribute, to the success of the Company. Non-qualified options may be issued at option prices of less than fair market value on the date of grant and may be exercisable for up to ten years from date of grant. The option vesting schedule for options granted is determined by the Board of Directors at the time of the grant. The Plan provides for accelerated vesting of unvested options if there is a change in control, as defined in the Plan.

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As of September 30, 2020, the number of securities issued under the Plan was:

Equity Compensation Plans Not Approved by the Stockholders	Number of Securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of Securities remaining available for future issuance under equity compensation plans
	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders
The Plan	277,948	$6.34	1,222,052
Total	277,948	$6.34	1,222,052

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Common Stock

The following table sets forth, as of July 16, 2021, the number and percentage of the 34,696,392 shares of outstanding Common Stock which, according to the information supplied to the Company, were beneficially owned by (i) each person who is a director of the Company, (ii) each executive officer, (iii) all current directors and executive officers of the Company as a group, and (iv) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding Common Stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

We have determined beneficial ownership in accordance with SEC rules. The information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of shares of Common Stock deemed outstanding includes shares issuable upon exercise of stock options or warrants held by the respective person or group that may be exercised or converted within 60 days after July 16, 2021. For purposes of calculating each person’s or group’s percentage ownership, stock options and warrants exercisable within 60 days after July 16, 2021 are included for that person or group but not for any other person or group.

Except as otherwise indicated, the address of each of the persons named in the table below is c/o CleanSpark, Inc., 1185 S. 1800 W. Suite 3, Woods Cross, Utah 84087.

Name of Beneficial Owner	Number of Shares of Par Value $0.001 Common Stock Beneficially Owned		Percentage of Class
Directors and named executive officers
S. Matthew Schultz	812,329	(1)	2.34%
Zachary Bradford	668,980	(2)	1.93%
Larry McNeill	173,257	(3)	0.50%
Amer Tadayon	150,960	(4)	0.43%
Amanda Kabak	87,571	(5)	0.25%
Lori Love	142,512	(6)	0.41%
Dr. Thomas L. Wood	55,898	(7)	0.16%
Roger P. Beynon	10,976	(8)	0.03%
All Officers and Directors as a Group (8 persons)	2,102,483	(9)	6.01%

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(1) Includes 480,000 shares of Common Stock held in the S M Schultz IRRV TR to which Mr. Schultz is the beneficial owner, 194,000 shares of Common Stock held in his name, 40,996 shares of Common Stock held by his spouse, 72,333 vested options to purchase Common Stock.

(2) Includes 283,973 shares of Common Stock held in his name, 323,863 shares of Common Stock held in ZRB Holdings Inc. in which Mr. Bradford is the beneficial owner, 12,000 shares of Common Stock held by BlueChip Advisors LLC in which Mr. Bradford shares beneficial ownership, and 49,143 vested options to purchase Common Stock.

(3) Includes 76,621 shares of Common Stock held in his name, 71,636 shares of Common Stock held in his Roth IRA, and 25,000 options to purchase Common Stock.

(4) Includes 101,132 shares of Common Stock held in his name, and 41,828 vested options to purchase Common Stock.

(5) Includes 37,118 shares of Common Stock held in her name, and 50,453 vested options to purchase Common Stock.

(6) Includes 103,303 shares of Common Stock held in her name, and 39,209 vested options to purchase Common Stock.

(7) Includes 10,702 shares of Common Stock held in his name and 45,196 shares of Common stock held in the name of his spouse.

(8) Includes 10,976 shares of Common Stock held in his name.

(9) Includes, 1,824,517 shares of Common Stock and 277,966 options held by officers and directors

Series A Preferred Stock

The following table sets forth, as of July 16, 2021, the number and percentage of the 1,750,000 shares of outstanding Series A Preferred Stock which, according to the information supplied to the Company, were beneficially owned by (i) each person who is currently a director of the Company, (ii) each executive officer, (iii) all current directors and executive officers of the Company as a group, and (iv) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding shares of Series A Preferred Stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

Except as otherwise indicated, the address of each of the persons named in the table below is c/o CleanSpark, Inc., 1185 S. 1800 W. Suite 3, Woods Cross, Utah 84087.

Name of Beneficial Owner	Number of Shares of Par Value $0.001 Series A Preferred Stock Beneficially Owned	Percentage of Class
5% stockholders
Celtic, LLC (1)	250,000	14.29%
Directors and named executive officers
S. Matthew Schultz (1)	583,333	33.33%
Zachary Bradford (1)	583,333	33.33%
Larry McNeill (1)	583,333	33.33%
All Officers and Directors as a Group	1,750,000	100.00%

(1) Messrs. Schultz, Bradford and McNeill each own 500,000 shares of Series A Preferred Common Stock held in their own names. Messrs. Schultz, Bradford and McNeill each own a 1/3 membership interests in Celtic, LLC, which directly owns an aggregate of 250,000 shares of Series A Preferred Stock, resulting in 83,333 shares of Series A Preferred being attributable to each of them. Messrs. Schultz, Bradford and McNeill each disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

We describe below the transactions and series of similar transactions, since October 1, 2019, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed the lesser of $120,000, or one percent of the average of our total assets at year-end for the last two completed fiscal years ($228,670); and

•	any of our directors, executive officers, holders of more than 5% of our capital stock or any member of their immediate family had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements with directors and executive officers, which are described where required under the section above titled “Summary Compensation Table.”

Zachary Bradford – Chief Executive Officer, Director and Former Chief Financial Officer

During the year ended September 30, 2020, the Company paid Blue Chip Accounting, LLC (“Blue Chip”) $131,248 for accounting, tax, administrative services and reimbursement for office supplies. From October 1, 2020 to July 16, 2021, the Company paid Blue Chip $120,365 for accounting, tax, administrative services and reimbursement for office supplies. Blue Chip is 50% beneficially owned by Mr. Bradford. None of the services were associated with work performed by Mr. Bradford. The services consisted of preparing and filing tax returns, bookkeeping, accounting and administrative support assistance. The Company also sub-leases office space from Blue Chip. During the year ended September 30, 2020, $14,725 was paid to Blue Chip for rent, and from October 1, 2020 to July 16, 2021, $13,275 was paid to Blue Chip for rent.

Bryan Huber – Former Officer and Director

On August 28, 2018, the Company executed an agreement with Zero Positive, LLC an entity controlled by Mr. Huber. In accordance with the agreement with Zero Positive, LLC, Mr. Huber earned $125,154 during the year ended September 30, 2020.

On March 12, 2020, the Agreement was terminated upon the execution of a separation agreement. All amounts owed from all agreements totaling $90,000 were paid in full.

On September 28, 2018, in connection with the consulting agreement executed with Zero Positive, LLC, the Company issued warrants to purchase 90,000 shares of Common Stock at an exercise price of $8.00 per share to Zero Positive. The warrants were valued at $2,607,096 using the Black Scholes option pricing model based upon the following assumptions: term of 10 years, risk free interest rate of 3.05%, a dividend yield of 0% and volatility rate of 191%. The warrants vest as follows: 30,000 vested immediately, the balance vest evenly on the last day of each month over forty-two months beginning August 31, 2018. As of September 30, 2020, 62,857 warrants had vested, and the Company recorded an expense of $1,158,709 during the year ended September 30, 2020.

Matthew Schultz- Executive Chairman of the Board and Former Chief Executive Officer

The Company additionally entered into an agreement on November 15, 2019 with an organization to provide general investor relations and consulting services that Mr. Schultz is affiliated with. The Company paid the organization $49,500 in fees plus $176,000 in expense reimbursements for the year ended September 30, 2020. The agreement was terminated in March 2020.

Policies and Procedures Regarding Related Party Transactions

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. The related-person transactions disclosed in this Proxy Statement were each approved by the full Board or Audit Committee, as applicable.

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Interest of Certain Persons in Matters to be Acted Upon

Other than the election of directors and any future receipt of awards under our Plan (if Proposal 4 is approved by our stockholders), none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the 2021 Annual Meeting as described in this Proxy Statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent beneficial stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of the Company’s knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended September 30, 2020, the following persons have not filed on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended September 30, 2020:

Name and principal position	Number of late reports	Transactions not timely reported	Known failures to file a required form
S. Matthew Schultz, Chairman and Director	0	0	0
Zachary Bradford, Chief Executive Officer	0	0	0
Larry McNeill, Director	0	1	0
Amanda Kabak, Chief Technology Officer	0	0	0
Amer Tadayon, Chief Revenue Officer	0	1	0
Dr. Thomas L. Wood, Director	0	0	0
Roger P. Beynon, Director	0	0	0
Lori Love, Chief Financial Officer	0	0	0

STOCKHOLDERS’ PROPOSALS

Stockholders may submit proposals on matters appropriate for stockholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals or nominations to be considered timely, they must be received in writing by our Secretary no later than 120 days before the date on which the Company first sent its proxy materials for the prior year’s annual meeting of stockholders. For such proposals or nominations to be considered in the proxy statement and proxy relating to the 2022 Annual Meeting of stockholders they must have been received by us no later than [ ], 2021. Such proposals should be directed to CleanSpark, Inc., 1185 S. 1800 West, Suite 3, Woods Cross, Utah 84087, Attn: Secretary. Any proposal may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC.

OTHER BUSINESS

The Board knows of no matter other than those described herein that will be presented for consideration at the 2021 Annual Meeting. However, should any other matters properly come before the 2021 Annual Meeting or any adjournments or postponements thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company.

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MISCELLANEOUS

The Company will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our capital stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials may deliver a single proxy statement and/or Notice of Internet Availability of Proxy Materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of capital stock. We will also deliver a separate copy of this Proxy Statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Lori Love, Secretary, 1185 S. 1800 West, Suite 3, Woods Cross, Utah 84087, by registered, certified or express mail or by calling the Company at (702) 941-8047.

AVAILABILITY OF ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements, and other information with the SEC. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

July [ ], 2021	By Order of the Board of Directors

Zachary Bradford, President and Chief Executive Officer

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Exhibit A

PROPOSED AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
CLEANSPARK, INC.

FIRST AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
CLEANSPARK, INC.
(A NEVADA CORPORATION)

CleanSpark, Inc., a corporation organized and existing under the laws of the State of Nevada (the “Corporation”), hereby certifies as follows:

1.      The name of the Corporation is CleanSpark, Inc. The original Articles of Incorporation of the Corporation were filed with the Office of the Secretary of State of the State of Nevada on October 15, 1987.

2.      These First Amended and Restated Articles of Incorporation were duly adopted in accordance with Sections 78.390, 78.385 and 78.403 of the Nevada Revised Statutes, and restate, integrate and further amend the provisions of the Corporation’s existing Articles of Incorporation.

3.      These First Amended and Restated Articles of Incorporation of the Corporation were duly approved by a vote of the stockholders of the Corporation in accordance with the provisions of Section 78.390 of the Nevada Revised Statutes.

4.      Immediately prior to the effective time of these First Amended and Restated Articles of Incorporation, the Corporation has authorized fifty million (50,000,000) shares of common stock, par value $0.001 per share (“Common Stock”), of which, [______] shares of Common Stock are issued and outstanding, and ten million (10,000,000) shares of preferred stock, par value $0.001 per share (“Preferred Stock”), of which 2,000,000 of such shares are designated as Series A Preferred Stock (“Series A Preferred Stock”) where [______] Series A Preferred Stock are issued and outstanding.

5.      The text of the original Articles of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

Article 1
NAME

The name of the corporation is CleanSpark, Inc. (the “Corporation”).

Article 2
DURATION

The duration of the Corporation’s existence shall be perpetual.

Article 3
PURPOSE

The nature of the business of the Corporation and the objects or purposes to be transacted, promoted, or carried on by it are as follows: To engage in any lawful act or activity for which corporations may be organized under Chapter 78 of the Nevada Revised Statutes (the “NRS”). The Corporation shall also have the authority to engage in any and all such activities as are incidental or conducive to the attainment of the purpose or purposes of this Corporation.

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Article 4
CAPITAL STOCK

Section 4.1             Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is one hundred and ten million (110,000,000) shares, consisting of two classes to be designated, respectively, “Common Stock” and “Preferred Stock”, with all of such shares having a par value of $0.001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is one hundred million (100,000,000) shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is ten million (10,000,000) shares. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 4.3 of this Article 4.

Section 4.2             Common Stock.

(a)              Dividend Rate. Subject to the rights of holders of any Preferred Stock having preference as to dividends and except as otherwise provided by these First Amended and Restated Articles of Incorporation, as amended from time to time (hereinafter, the “Articles”) or the NRS, the holders of Common Stock shall be entitled to receive dividends when, as and if declared by the board of directors out of assets legally available therefor.

(b)             Voting Rights.

(i)               Except as otherwise provided by the NRS, the holders of the issued and outstanding shares of Common Stock shall be entitled to one vote for each share of Common Stock. No holder of shares of Common Stock shall have the right to cumulate votes.

(ii)             Except as otherwise required in these Articles, the holders of the issued and outstanding shares of Common Stock shall vote together as a single class on all matters (or, if any holders of Preferred Stock are entitled to vote together with the holders of Common Stock, as a single class with such holders of Preferred Stock).

(iii)           The holders of the issued and outstanding shares of Common Stock, as such, shall not be entitled to vote on any amendment to these Articles or to a certificate of designation of Preferred Stock that alters or changes the powers, preferences, rights or other terms of one or more outstanding class or series of Preferred Stock if the holders of such affected class or series are entitled, either separately or together with the holders of one or more other class or series of Preferred Stock, to vote thereon as a separate class pursuant to these Articles or a certificate of designation of Preferred Stock or pursuant to the NRS as currently in effect or as the same may hereafter be amended.

(c)              Liquidation Rights. In the event of liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, subject to the prior rights of holders of Preferred Stock to share ratably in the Corporation’s assets, the Common Stock and any shares of Preferred Stock which are not entitled to any preference in liquidation shall share equally and ratably in the Corporation’s assets available for distribution after giving effect to any liquidation preference of any shares of Preferred Stock. A merger, conversion, exchange or consolidation of the Corporation with or into any other person or sale or transfer of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

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(d)             No Conversion, Redemption, or Preemptive Rights. The holders of Common Stock shall not have any conversion, redemption, or preemptive rights.

(e)              Consideration for Shares. The Common Stock authorized by these Articles shall be issued for such consideration as shall be fixed, from time to time, by the board of directors.

Section 4.3             Preferred Stock.

(a)              Designation. The board of directors is hereby vested with the authority from time to time to provide by resolution for the issuance of shares of Preferred Stock in one or more series not exceeding the aggregate number of shares of Preferred Stock authorized by these Articles, and to prescribe with respect to each such series the voting powers, if any, designations, preferences, and relative, participating, optional, or other special rights, and the qualifications, limitations, or restrictions relating thereto, including, without limiting the generality of the foregoing: the voting rights relating to the shares of Preferred Stock of any series (which voting rights, if any, may be full or limited, may vary over time, and may be applicable generally or only upon any stated fact or event); the rate of dividends (which may be cumulative or noncumulative), the condition or time for payment of dividends and the preference or relation of such dividends to dividends payable on any other class or series of capital stock; the rights of holders of Preferred Stock of any series in the event of liquidation, dissolution, or winding up of the affairs of the Corporation; the rights, if any, of holders of Preferred Stock of any series to convert or exchange such shares of Preferred Stock of such series for shares of any other class or series of capital stock or for any other securities, property, or assets of the Corporation or any subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable, and the time or times during which a particular price or rate shall be applicable); whether the shares of any series of Preferred Stock shall be subject to redemption by the Corporation and if subject to redemption, the times, prices, rates, adjustments and other terms and conditions of such redemption. The powers, designations, preferences, limitations, restrictions and relative rights may be made dependent upon any fact or event which may be ascertained outside these Articles or the resolution if the manner in which the fact or event may operate on such series is stated in these Articles or resolution. As used in this section, “fact or event” includes, without limitation, the existence of a fact or occurrence of an event, including, without limitation, a determination or action by a person, government, governmental agency or political subdivision of a government. The board of directors is further authorized to increase or decrease (but not below the number of such shares of such Series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. Unless the board of directors provides to the contrary in the resolution which fixes the characteristics of a series of Preferred Stock, neither the consent by series, or otherwise, of the holders of any outstanding Preferred Stock nor the consent of the holders of any outstanding Common Stock shall be required for the issuance of any new series of Preferred Stock regardless of whether the rights and preferences of the new series of Preferred Stock are senior or superior, in any way, to the outstanding series of Preferred Stock or the Common Stock.

(b)             Certificate. Before the Corporation shall issue any shares of Preferred Stock of any series, a certificate of designation setting forth a copy of the resolution or resolutions of the board of directors, and establishing the voting powers, designations, preferences, the relative, participating, optional, or other rights, if any, and the qualifications, limitations, and restrictions, if any, relating to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the board of directors to be issued shall be made and signed by an officer of the Corporation and filed in the manner prescribed by the NRS.

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Section 4.4             Non-Assessment of Stock. The capital stock of the Corporation, after the amount of the subscription price has been fully paid, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed, and these Articles shall not be amended in this particular. No stockholder of the Corporation is individually liable for the debts or liabilities of the Corporation.

Section 4.5             General.

(i)               No stockholder has any right or will be permitted to cumulate votes in any election of directors.

(ii)             Shares of one class or series of stock may be issued as a share dividend in respect of another class or series, Section 78.215(4) of the NRS notwithstanding.

Article 5
BOARD OF DIRECTORS

(a)              The business of the Corporation shall be managed by a board of directors.

(b)             Subject to the rights of the holders of any class or series of Preferred Stock to elect additional directors under specified circumstances, the number of directors constituting the board of directors may be increased or decreased from time to time in the manner specified in the Bylaws of the Corporation; provided, however, that the number shall not be less than one (1) nor more than nine (9).  Any decrease in the number of directors shall not shorten the term of any incumbent director.

(c)              Subject to the rights of the holders of any class or series of Preferred Stock then outstanding, any director, or the entire board of Directors, may be removed from office by the stockholders only as provided in these Articles and the NRS.

(d)             Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws.

Article 6
BYLAWS

The board of directors shall have the power to adopt, amend, restate, or repeal the Bylaws or adopt new Bylaws. Nothing herein shall deny the concurrent power of the stockholders to adopt, alter, amend, restate, or repeal the Bylaws, provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by these Articles, such action by stockholders shall require the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon.

Article 7
LIMITATIONS OF DIRECTORS’ LIABILITY

A director shall have no liability to the Corporation or its stockholders for monetary damages for conduct as a director, except for acts or omissions that involve intentional misconduct by the director, or a knowing violation of law by the director, or for conduct violating NRS 78.138(7), or for any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled.  If the NRS is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director shall be eliminated or limited to the full extent permitted by NRS as so amended.  Any repeal or modification of this Article 7 shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification for or with respect to an act or omission of such director occurring prior to such repeal or modification.

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Article 8
INDEMNIFICATION

Section 8.1             Indemnification and Insurance.

(a)              Indemnification of Directors and Officers.

(i)               For purposes of this Article, (A) ”Indemnitee” shall mean each director or officer who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (as hereinafter defined), by reason of the fact that he or she is or was a director or officer of the Corporation or member, manager or managing member of a predecessor limited liability company or affiliate of such limited liability company or is or was serving in any capacity at the request of the Corporation as a director, officer, employee, agent, partner, member, manager or fiduciary of, or in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise; and (B) ”Proceeding” shall mean any threatened, pending, or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative, or investigative.

(ii)             Each Indemnitee shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Nevada law, against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, taxes, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding; provided that such Indemnitee either is not liable pursuant to NRS 78.138 or acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any Proceeding that is criminal in nature, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the Indemnitee is liable pursuant to NRS 78.138 or did not act in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal proceeding he or she had reasonable cause to believe that his or her conduct was unlawful. The Corporation shall not indemnify an Indemnitee for any claim, issue or matter as to which the Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for any amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such amounts as the court deems proper. Except as so ordered by a court and for advancement of expenses pursuant to this Section 8.1, indemnification may not be made to or on behalf of an Indemnitee if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of law and was material to the cause of action. Notwithstanding anything to the contrary contained in these Articles, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a Stockholder.

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(iii)           Indemnification pursuant to this Section 8.1 shall continue as to an Indemnitee who has ceased to be a director or officer of the Corporation or member, manager or managing member of a predecessor limited liability company or affiliate of such limited liability company or a director, officer, employee, agent, partner, member, manager or fiduciary of, or to serve in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise and shall inure to the benefit of his or her heirs, executors and administrators.

(iv)            The expenses of Indemnitees must be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the Proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that a director or officer of the Corporation is successful on the merits or otherwise in defense of any Proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred in by him or her in connection with the defense.

(b)             Indemnification of Employees and Other Persons. The Corporation may, by action of its Board of Directors and to the extent provided in such action, indemnify employees and other persons as though they were Indemnitees.

(c)              Non-Exclusivity of Rights. The rights to indemnification provided in this Article 8 shall not be exclusive of any other rights that any person may have or hereafter acquire under any statute, provision of these Articles, or the Bylaws of the Corporation, agreement, vote of Stockholders or directors, or otherwise.

(d)             Insurance. The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any Indemnitee for any liability asserted against him or her and liability and expenses incurred by him or her in his or her capacity as a director, officer, employee, member, managing member or agent, or arising out of his or her status as such, whether or not the Corporation has the authority to indemnify him or her against such liability and expenses.

(e)              Other Financial Arrangements. The other financial arrangements which may be made by the Corporation may include the following: (i) the creation of a trust fund; (ii) the establishment of a program of self-insurance; (iii) the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the Corporation; and (iv) the establishment of a letter of credit, guarantee or surety. No financial arrangement made pursuant to this subsection may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud, or a knowing violation of law, except with respect to advancement of expenses or indemnification ordered by a court.

(f)              Other Matters Relating to Insurance or Financial Arrangements. Any insurance or other financial arrangement made on behalf of a person pursuant to this Section 8.1 may be provided by the Corporation or any other person approved by the Board of Directors, even if all or part of the other person’s stock or other securities is owned by the Corporation. In the absence of fraud, (i) the decision of the Board of Directors as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Section 8.1 and the choice of the person to provide the insurance or other financial arrangement is conclusive; and (ii) the insurance or other financial arrangement is not void or voidable and does not subject any director approving it to personal liability for his or her action; even if a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.

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Section 8.2             Amendment. Notwithstanding any other provision of these Articles relating to their amendment generally, any repeal or amendment of this Article 8 which is adverse to any director or officer shall apply to such director or officer only on a prospective basis, and shall not limit the rights of an Indemnitee to indemnification with respect to any action or failure to act occurring prior to the time of such repeal or amendment.

Article 9
AMENDMENTS

(a)              The Corporation reserves the right to amend, alter, change or repeal any provision contained in these First Amended and Restated Articles of Incorporation, in the manner, and subject to approval by stockholders as, now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

(b)             If any provision or provisions of these First Amended and Restated Articles of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of these First Amended and Restated Articles of Incorporation (including, without limitation, each portion of any sentence of these First Amended and Restated Articles of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

Article 10
EFFECTIVE TIME

The effective time of these First Amended and Restated Articles of Incorporation shall be the date and time that these First Amended and Restated Articles of Incorporation are filed with the Secretary of State of the State of Nevada, or, if later, the effective date and time specified in the certificate accompanying such filing.

IN WITNESS WHEREOF, the Corporation has caused these First Amended and Restated Articles of Incorporation to be signed by Zachary Bradford, its Chief Executive Officer and President, on [_____].

CLEANSPARK, INC.

By:
Name:	Zachary Bradford
Title:	Chief Executive Officer and President

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Exhibit B

PROPOSED AMENDED AND RESTATED BYLAWS
OF
CLEANSPARK, INC.

__________________________________________________________________

FIRST AMENDED AND RESTATED BYLAWS

OF

CLEANSPARK, INC.

(A NEVADA CORPORATION)

______________________________________________________________________________

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FIRST AMENDED AND RESTATED BYLAWS
OF
CLEANSPARK, INC.
(A NEVADA CORPORATION)

Article 1
OFFICES

Section 1.1             Principal Office. The principal office of CleanSpark, Inc., a Nevada corporation (the “Corporation”), shall be at such location within or without the State of Nevada as may be determined from time to time by resolution of the board of directors of the Corporation (the “Board of Directors”)

Section 1.2             Other Offices. Other offices and places of business either within or without the State of Nevada may be established from time to time by resolution of the Board of Directors or as the business of the Corporation may require. The Corporation’s resident agent and the street address of the Corporation’s resident agent in Nevada shall be as determined by the Board of Directors from time to time.

Article 2
STOCKHOLDERS

Section 2.1             Annual Meetings. Annual meetings of the Stockholders of the Corporation (the “Stockholders”) shall be held on such date and at such time as may be designated from time to time by the Board of Directors. At the annual meeting, directors shall be elected and such other business, if any, may be transacted as may be brought before the meeting pursuant to this Section 2.1. No business may be transacted at an annual meeting of Stockholders, other than business that is either (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (ii) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (iii) otherwise properly brought before the annual meeting by any Stockholder of the Corporation (A) who is a Stockholder of record on the date of the giving of the notice provided for in Section 2.13 and on the record date for the determination of Stockholders entitled to vote at such annual meeting, and (B) who complies with the notice procedures set forth in Section 2.13.

Section 2.2             Special Meetings. Special meetings of the Stockholders, for any purpose or purposes, described in the notice of meeting, may be called by the Chief Executive Officer, the Board of Directors, or by the Chairman of the Board of Directors, and shall be called by the Chief Executive Officer by vote of, or by an instrument in writing signed by the holders of a majority of the issued and outstanding capital stock of the Company.

Section 2.3             Place of Meetings. Any meeting of the Stockholders may be held at any location in or out of the State of Nevada as may be designated in the notice of meeting. The Board of Directors may, in its sole discretion, determine that a meeting of Stockholders shall not be held at any place, but may instead be held solely by means of electronic communications, videoconferencing, teleconferencing, or other available technology authorized by and in accordance with Chapter 78 of the Nevada Revised Statutes (“NRS”).

Section 2.4             Notice of Meetings; Waiver of Notice.

(a)              The Chief Executive Officer, if any, the President, a Vice President, the Secretary, an Assistant Secretary or any other individual designated by the Board of Directors shall sign and deliver

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or cause to be delivered to the Stockholders written notice of any Stockholders’ meeting not less than ten (10) days, but not more than sixty (60) days, before the date of such meeting. The notice shall state the place, date and time of the meeting, the means of electronic communications, videoconferencing, teleconferencing, or other available technology, if any, by which Stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the Stockholders entitled to vote at the meeting (if such date is different from the record date for Stockholders entitled to notice of the meeting) and, except in the case of the annual meeting, the purpose or purposes for which the meeting is called.

(b)             In the case of an annual meeting, subject to Section 2.13 hereof, any proper business may be presented for action, except that (i) if a proposed plan of merger, conversion or exchange is submitted to a vote, the notice of the meeting must state that the purpose, or one of the purposes, of the meeting is to consider the plan of merger, conversion or exchange and must contain or be accompanied by a copy or summary of the plan; and (ii) if a proposed action creating dissenters’ rights is to be submitted to a vote, the notice of the meeting must state that the Stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

(c)              A copy of the notice shall be personally delivered, mailed postage prepaid or sent by electronic communication as provided in NRS 75.150 to each Stockholder of record entitled to vote at the meeting at the address appearing on the records of the Corporation. If personally delivered or delivered by electronic communication (with confirmation of successful transmission), service of the notice is complete, and the time of the notice begins to run from the date upon which the notice is delivered or sent by electronic transmission. If mailed, service of the notice is complete, and the time of the notice begins to run from the date upon which the notice is deposited in the mail. Personal delivery of any such notice to any officer of a corporation or association, to any member of a limited-liability company managed by its members, to any manager of a limited-liability company managed by managers, to any general partner of a partnership or to any trustee of a trust constitutes delivery of the notice to the corporation, association, limited-liability company, partnership or trust.

(d)             The written certificate of the individual signing a notice of meeting, setting forth the substance of the notice or having a copy thereof attached, the date the notice was mailed or personally delivered to the Stockholders and the addresses to which the notice was mailed, shall be prima facie evidence of the manner and fact of giving such notice.

(e)              Any Stockholder may waive notice of any meeting by a signed writing, either before or after the meeting. Such waiver of notice shall be deemed the equivalent of the giving of such notice.

Section 2.5             Determination of Stockholders of Record.

(a)              For the purpose of determining the Stockholders entitled to notice of and to vote at any meeting of Stockholders or any adjournment or postponement thereof, or entitled to receive payment of any distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, if applicable.

(b)             If no record date is fixed, the record date for determining Stockholders: (i) entitled to notice of and to vote at a meeting of Stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of Stockholders of record entitled to notice of or to vote at any meeting of Stockholders shall apply to any adjournment or postponement of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned or postponed meeting and must fix a new record date if the meeting is adjourned or postponed to a date more than sixty (60) days later than the meeting date set for the original meeting.

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Section 2.6             Quorum; Adjourned Meetings.

(a)              Unless the Articles of Incorporation provide for a different proportion, Stockholders holding at least a majority of the voting power of the Corporation’s outstanding shares of capital stock, represented in person or by proxy (regardless of whether the proxy has authority to vote, or express consent or dissent, on all matters), are necessary to constitute a quorum for the transaction of business at any meeting. If, on any issue, voting by classes or series is required by Chapter 78 or 92A of the NRS, the Articles of Incorporation or these First Amended and Restated Bylaws (as the same may be further amended, restated, amended and restated or otherwise modified from time to time, these “Bylaws”), at least a majority of the voting power, represented in person or by proxy (regardless of whether the proxy has authority to vote, or express consent or dissent, on all matters), within each such class or series is necessary to constitute a quorum of each such class or series.

(b)             If a quorum is not represented, a majority of the voting power represented or the person presiding at the meeting may adjourn the meeting from time to time until a quorum shall be represented. At any such adjourned meeting at which a quorum shall be represented, any business may be transacted which might have been transacted as originally called. When a Stockholders’ meeting is adjourned to another time or place hereunder, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. However, if a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each Stockholder of record as of the new record date. The Stockholders present at a duly convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the departure of enough Stockholders to leave less than a quorum of the voting power.

Section 2.7             Voting.

(a)              Unless otherwise provided in Chapter 78 of the NRS, the Articles of Incorporation, or the resolution providing for the issuance of preferred stock or series of common stock adopted by the Board of Directors pursuant to authority expressly vested in it by the provisions of the Articles of Incorporation (if any such authority is so vested), each Stockholder of record, or such Stockholder’s duly authorized proxy, shall be entitled to one (1) vote for each share of voting stock standing registered in such Stockholder’s name at the close of business on the record date.

(b)             If a quorum is present, unless the Articles of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, Chapter 78 of the NRS or other applicable law provide for a different proportion, action by the Stockholders entitled to vote on a matter, other than the election of directors, is approved by and is the act of the Stockholders if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless voting by classes or series is required for any action of the Stockholders by Chapter 78 or 92A of the NRS, the Articles of Incorporation or these Bylaws, in which case the number of votes cast in favor of the action by the voting power of each such class or series must exceed the number of votes cast in opposition to the action by the voting power of each such class or series.

(c)              If a quorum is present, directors shall be elected by a plurality of the votes cast.

(d)             In determining the right to vote shares of the Corporation pursuant to this Section 2.7 or otherwise, the Corporation may rely on any instruments or statements presented to it, provided that the Corporation has the right, but not the obligation, to require and review such proof of ownership and voting rights as it determines in good faith. The Corporation is entitled to reject a vote, consent, waiver, or proxy appointment if the Secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory’s authority to sign for the Stockholder. All decisions of the Corporation shall be valid and binding unless and until a court of competent jurisdiction determines otherwise. The Corporation and its officer or agent who accepts or rejects a vote, consent, waiver, or proxy appointment in good faith and in accordance with the standards of this Section 2.7, are not liable for damages to the Stockholder for the consequences of such acceptance or rejection.

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Section 2.8             Proxies. Each Stockholder entitled to vote at a meeting of Stockholders or to express dissent to a corporate action in writing without a meeting may authorize, in a manner permitted by Chapter 78 of the NRS, another person or persons to act for such Stockholder by proxy. Such proxy shall be filed with the Secretary of the Corporation or other person authorized to tabulate votes before or at the time of the meeting. Every proxy shall continue in full force and effect until its expiration or revocation in a manner permitted by Chapter 78 of the NRS.

At any meeting of Stockholders, any holder of shares entitled to vote may designate, in a manner permitted by Chapter 78 of the NRS, another person or persons to act as a proxy or proxies. Every proxy shall continue in full force and effect until its expiration or revocation in a manner permitted by Chapter 78 of the NRS.

Section 2.9             Action Without Meeting by Written Consent. Any action required or permitted to be taken at a meeting of the Stockholders may be taken without a meeting if one or more consents in writing, setting forth the action, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted. If written consents of less than all the Stockholders have been obtained, notice of such Stockholder approval by written consent shall be given at least ten (10) days before the consummation of the action authorized by such written consent to those Stockholders entitled to vote who have not consented in writing and to any non-voting Stockholders. Such notice shall contain or be accompanied by the same material that would have been required if a formal meeting had been called to consider the action. A consent signed under this Section 2.9 has the effect of a vote at a meeting and may be described as such in any document.

Section 2.10          Organization.

(a)              Meetings of Stockholders shall be presided over by the Chairman of the Board, or, in the absence of the Chairman, by the Chief Executive Officer, or, in the absence of the Chief Executive Officer, by the President, or, in the absence of the foregoing persons, by a chairman designated by the Board of Directors, or, in the absence of such designation by the Board of Directors, by a chairman chosen at the meeting by the Stockholders entitled to cast a majority of the votes which all Stockholders present in person or by proxy are entitled to cast. The Secretary, or in the absence of the Secretary, an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the Chairman of the meeting may appoint any person to act as secretary of the meeting. The order of business at each such meeting shall be as determined by the Chairman of the meeting. The Chairman of the meeting shall have the right and authority to prescribe such rules, regulations, and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitation on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof, and the opening and closing of the voting polls.

(b)             The Chairman of the meeting may appoint one or more inspectors of elections. The inspector or inspectors may (i) ascertain the number of shares outstanding and the voting power of each; (ii) determine the number of shares represented at a meeting and the validity of proxies or ballots; (iii) count all votes and ballots; (iv) determine any challenges made to any determination made by the inspector(s); and (v) certify the determination of the number of shares represented at the meeting and the count of all votes and ballots.

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Section 2.11          Absentees’ Consent to Meetings. Transactions of any meeting of the Stockholders are as valid as though had at a meeting duly held after regular call and notice if a quorum is represented, either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not represented in person or by proxy (and those who, although present, either object at the beginning of the meeting to the transaction of any business because the meeting has not been lawfully called or convened or expressly object at the meeting to the consideration of matters not included in the notice which are legally or by the terms of these Bylaws required to be included therein), signs a written waiver of notice and/or consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents, and approvals shall be filed with the corporate records and made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called, noticed, or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not properly included in the notice if such objection is expressly made at the time any such matters are presented at the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of Stockholders need be specified in any written waiver of notice or consent, except as otherwise provided in these Bylaws.

Section 2.12          Director Nominations. Subject to the rights, if any, of the holders of preferred stock to nominate and elect directors, nominations of persons for election to the Board of Directors of the Corporation may be made by the Board of Directors, by a committee appointed by the Board of Directors, or by any Stockholder of record entitled to vote in the election of directors who complies with the notice procedures set forth in Section 2.13.

Section 2.13          Advance Notice of Stockholder Proposals and Director Nominations by Stockholders.

(a)              Annual Meeting of Stockholders.

(i)               Nominations of persons for election to the Board of Directors and the proposal of other business to be considered by the Stockholders may be made at an annual meeting of Stockholders only (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors or a committee appointed by the Board of Directors, or (C) by any Stockholder who (1) was a Stockholder of record at the time the notice provided for in this Section 2.13 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.13, or (2) properly made such proposal in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”), which proposal has been included in the proxy statement for the annual meeting.

(ii)             Except for nominations that are included in the Corporation’s proxy statement for an annual meeting of Stockholders pursuant to Section 2.13(b), for any nominations or other business to be properly brought before an annual meeting by a Stockholder pursuant to Section 2.13(a)(ii)(C) of these Bylaws, the Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and must provide any updates or supplements to such notice at the times and in the forms required by this Section 2.13, and any such proposed business (other than the nominations of persons for election to the Board of Directors) must constitute a proper matter for Stockholder action. To be timely, a Stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s

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annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the Stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a Stockholder’s notice as described above. To be in proper form, such Stockholder’s notice must:

(A)            as to each person whom the Stockholder proposes to nominate for election as a director of the Corporation, set forth (I) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, (II) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director of the Corporation if elected, and (III) such other information regarding such person as may reasonably be requested by the Board of Directors in writing prior to the meeting of Stockholders at which such candidate’s nomination is to be acted upon in order for the Board of Directors to determine the eligibility of such candidate for nomination to be an independent director of the Corporation in accordance with the listing requirements and rules of Nasdaq (“Nasdaq Rules”);

(B)            with respect to each nominee for election or reelection to the Board of Directors, include the completed and signed questionnaire, representation and agreement required by Section 2.14 of these Bylaws;

(C)            as to any other business that the Stockholder proposes to bring before the meeting, set forth (I) a brief description of the business desired to be brought before the meeting, (II) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), (III) the reasons for conducting such business at the meeting and any material interest in such business of such Stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and (IV) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14A of the Exchange Act; and

(D)            as to the Stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, set forth (I) the name and address of such Stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (II) the class or series and number of shares of stock which are owned beneficially and of record by such Stockholder and such beneficial owner, except that such Stockholder shall in all events be deemed to beneficially own any shares of any class or series of stock of the Corporation as to which such Stockholder has a right to acquire beneficial ownership at any time in the future, (III) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such Stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, including, in the case of a nomination, the nominee, (IV) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Stockholder’s notice by, or on behalf of, such Stockholder and such beneficial owners, whether or not such instrument or right shall be subject to settlement in underlying shares of Stock, the effect or intent of which is to mitigate loss to, manage risk or

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benefit of share price changes for, or increase or decrease the voting power of, such Stockholder or such beneficial owner, with respect to securities of the Corporation, (V) a representation that the Stockholder is a holder of record of stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (VI) a representation whether the Stockholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of outstanding stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise to solicit proxies or votes from Stockholders in support of such proposal or nomination, (VII) any material pending or threatened legal proceeding in which such Stockholder is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (VIII) any other material relationship between such Stockholder, on the one hand, and the Corporation or any affiliate of the Corporation, on the other hand, and (IX) any other information relating to such Stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14A of the Exchange Act and the rules and regulations promulgated thereunder.

The foregoing notice requirements of this Section 2.13(a) shall be deemed satisfied by a Stockholder with respect to business other than a nomination for election as a director of the Corporation if the Stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such Stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee for election as a director of the Corporation to furnish such other information as the Corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

(iii)           Notwithstanding anything in the second sentence of Section 2.13(a)(ii) of these Bylaws to the contrary, in the event that the number of directors to be elected to the Board of Directors at the annual meeting is increased effective after the time period for which nominations would otherwise be due under Section 2.13(a)(ii) of these Bylaws and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a Stockholder’s notice required by this Section 2.13 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(b)             Proxy Access for Director Nominations at Annual Meetings.

(i)               The Corporation shall include in its proxy statement for an annual meeting of Stockholders the name, together with the Required Information (as defined below), of any person nominated for election (a “Stockholder Nominee”) to the Board of Directors by a Stockholder that satisfies, or by a group of no more than twenty (20) Stockholders that satisfy, the requirements of paragraph (b) of this Section 2.13 (an “Eligible Stockholder”), and that expressly elects at the time of providing the notice required by Section 2.13(b) (the “Proxy Access Nomination Notice”) to have its nominee included in the Corporation’s proxy materials pursuant to Section 2.13(b).

(ii)             To be timely, a Stockholder’s Proxy Access Nomination Notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the one hundred twentieth (120th) day, nor earlier than the close of business on the one hundred fiftieth (150th) day, prior to the first anniversary of the date the Corporation first distributed its definitive proxy statement to Stockholders for the preceding year’s annual meeting (provided, however, that in the

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event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after the anniversary date of the preceding year’s annual meeting, notice by the Stockholder must be so delivered not earlier than the close of business on the one hundred fiftieth (150th) day prior to such annual meeting and not later than the close of business on the later of the one hundred twentieth (120th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of the Proxy Access Nomination Notice as described above.

(iii)           For purposes of this Section 2.13(b), the “Required Information” that the Corporation will include in its proxy statement is (A) the information concerning the Stockholder Nominee and Eligible Stockholder that is required to be disclosed in the Corporation’s proxy statement by the regulations promulgated under the Exchange Act; and (B) if the Eligible Stockholder so elects, a Statement (as defined below). To be timely, the Required Information must be delivered to the Secretary of the Corporation within the time period specified in Section 2.13(b) for providing the Proxy Access Nomination Notice.

(iv)            The number of Stockholder Nominees (including Stockholder Nominees that were submitted by an Eligible Stockholder for inclusion in the Corporation’s proxy materials pursuant to Section 2.13(b), but either are subsequently withdrawn or that the Board of Directors decides to nominate as nominees of the Board of Directors) appearing in the Corporation’s proxy materials with respect to an annual meeting of Stockholders shall not exceed the greater of (A) two (2), or (B) twenty percent (20%) of the number of directors in office as of the last day on which a Proxy Access Nomination Notice may be delivered pursuant to Section 2.13(b)(ii), or if such amount is not a whole number, the closest whole number below twenty percent (20%) (the “Permitted Number”) (provided, however, that the Permitted Number shall be reduced, but not below zero, by the number of such director candidates for which the Corporation shall have received one or more valid notices that a Stockholder (other than an Eligible Stockholder) intends to nominate director candidates at such applicable annual meeting of Stockholders pursuant to Section 2.13(a) and, provided, further, that in the event that one or more vacancies for any reason occurs on the Board of Directors at any time after the Proxy Access Nomination Notice is required to be submitted pursuant to Section 2.13(b) and before the date of the applicable annual meeting of Stockholders and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the Permitted Number shall be calculated based on the number of directors in office as so reduced). In the event that the number of Stockholder Nominees submitted by Eligible Stockholders pursuant to Section 2.13(b) exceeds the Permitted Number, each Eligible Stockholder will select one Stockholder Nominee for inclusion in the Corporation’s proxy materials until the maximum number is reached, going in order of the amount (largest to smallest) of shares of capital stock of the Corporation each Eligible Stockholder has disclosed as owned in its respective Proxy Access Nomination Notice submitted to, and confirmed by, the Corporation. If the Permitted Number is not reached after each Eligible Stockholder has selected one Stockholder Nominee, this selection process will continue as many times as necessary, following the same order each time, until the Permitted Number is reached.

(v)             For purposes of Section 2.13(b), an Eligible Stockholder shall be deemed to “own” only those outstanding shares of the capital stock of the Corporation as to which the Stockholder possesses both (A) full voting and investment rights pertaining to the shares, and (B) the full economic interest in (including the opportunity for profit and risk of loss on) such shares provided that the number of shares calculated in accordance with clauses (A) and (B) shall not include any shares (i) sold by such Stockholder or any of its affiliates in any transaction that has not been settled or closed, (ii) borrowed by such Stockholder or any of its affiliates for any purposes or purchased by such Stockholder or any of its affiliates pursuant to an agreement to resell, or (iii) subject to any option, warrant, forward swap, contract of sale, or other derivative or similar agreement entered into by such Stockholder or any of its affiliates,

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whether any such instruction or agreement is to be settled with shares or with cash based on the notional amount or value of shares of outstanding capital stock of the Corporation, in any such case which instruction or agreement has, or is intended to have, the purpose or effect of reducing in any manner, to any extent or at any time in the future, such Stockholder’s or its affiliates’ full right to vote or direct the voting of any shares, and/or hedging, offsetting or altering to any degree gain or loss arising from the full economic ownership of such shares by such Stockholder or affiliate. A Stockholder shall “own” shares held in the name of a nominee or other intermediary so long as the Stockholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. A person’s ownership of shares shall be deemed to continue during any period in which (A) the person has loaned such shares provided that the person has the power to recall such loaned shares on three (3) business days’ notice, or (B) the person has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement that is revocable at any time by the person. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Whether outstanding shares of capital stock of the Corporation are “owned” for these purposes shall be determined by the Board of Directors, which determination shall be conclusive and binding on the Corporation and its Stockholders.

(vi)            An Eligible Stockholder must have owned (as defined above) for at least three (3) years the number of shares of capital stock as shall constitute three percent (3%) or more of the outstanding capital stock of the Corporation entitled to vote on the election of persons to the Board of Directors (the “Required Shares”) as both (A) a date within seven (7) days prior to the date of the Proxy Access Nomination Notice and (B) the record date for determining Stockholders entitled to vote at the annual meeting of Stockholders. For purposes of satisfying the foregoing ownership requirements under Section 2.13(b), (A) the shares of capital stock owned by one or more Stockholders, or by the person or persons who own shares of the capital stock of the Corporation and on whose behalf any Stockholder is acting, may be aggregated, provided that the number of Stockholders and other persons whose ownership is aggregated does not exceed twenty (20) and (B) a group of funds under common management and investment control shall be treated as one Stockholder or person for this purpose. No person may be a member of more than one group of persons constituting and Eligible Stockholder under Section 2.13(b). For the avoidance of doubt, if a group of Stockholders aggregates ownership of shares in order to meet the requirements under Section 2.13(b), all shares held by each Stockholder constituting their contribution to the foregoing three percent (3%) threshold must be held by that Stockholder continuously for at least three (3) years, and evidence of such continuous ownership shall be provided as specified under Section 2.13(b).

(vii)          Within the time period specified in Section 2.13(b) for providing the Proxy Access Nomination Notice, an Eligible Stockholder must provide the following information in writing to the Secretary of the Corporation:

(A)            one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the requisite three (3)-year holding period) verifying that, as of a date within seven (7) days prior to the date of the Proxy Access Nomination Notice, the Eligible Stockholder owns, and has owned continuously for the preceding three (3) years, the Required Shares, and the Eligible Stockholder’s agreement to provide, within five (5) business days after the record date for the annual meeting of Stockholders, written statements from the record holder and intermediaries verifying the Eligible Stockholder’s continuous ownership of the Required Shares through the record date;

(B)            an agreement to provide immediate notice if the Eligible Stockholder ceases to own the Required Shares at any time prior to the date of the annual meeting;

(C)            a copy of the Schedule 14N (or any successor form) relating to the Stockholder Nominee, completed and filed with the Securities and Exchange Commission (the “SEC”) by the Eligible Stockholder as applicable, in accordance with SEC rules;

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(D)            the written consent of each Stockholder Nominee to being named in the Corporation’s proxy statement, proxy card and ballot as a nominee and to serving as a director if elected;

(E)             a written notice of the nomination of such Stockholder Nominee that includes the following additional information, agreements, representations and warranties by the Nominating Stockholder (including, for the avoidance of doubt, each group member in the case of a group of Eligible Stockholders): (1) the information that would be required to be set forth in a Stockholder’s notice of nomination pursuant to Section 2.13(a); (2) the details of any relationship that existed within the past three years and that would have been described pursuant to Item 6(e) of Schedule 14N (or any successor item) if it existed on the date of submission of the Schedule 14N; (3) a representation and warranty that the Eligible Stockholder did not acquire, and is not holding, securities of the Corporation for the purpose or with the effect of influencing or changing control of the Corporation; (4) a representation and warranty that the Eligible Stockholder has not nominated and will not nominate for election to the Board of Directors at the annual meeting any person other than such Eligible Stockholder’s Stockholder Nominee(s); (5) a representation and warranty that the Nominating Stockholder has not engaged in and will not engage in a “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act (without reference to the exception in Section 14a-(l)(2)(iv)) with respect to the annual meeting, other than with respect to such Eligible Stockholder’s Stockholder Nominee(s) or any nominee of the Board of Directors); (6) a representation and warranty that the Eligible Stockholder will not use any proxy card other than the Corporation’s proxy card in soliciting Stockholders in connection with the election of a Stockholder Nominee at the annual meeting; (7) a representation and warranty that the Stockholder Nominee’s candidacy or, if elected, board membership would not violate applicable state or federal law or the stock exchange rules; (8) a representation and warranty that the Stockholder Nominee: (a) does not have any direct or indirect relationship with the Corporation that will cause the Stockholder Nominee to be deemed not independent pursuant to Nasdaq Rules and the SEC rules; (b) meets the audit committee and compensation committee independence requirements under the stock exchange rules; (c) is a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act (or any successor rule); (d) is an “outside director” for the purposes of Section 162(m) of the Internal Revenue Code (or any successor provision); (e) is not and has not been subject to any event specified in Rule 506(d)(1) of Regulation D (or any successor rule) under the Securities Act of 1933 or Item 401(f) of Regulation S-K (or any successor rule) under the Exchange Act, without reference to whether the event is material to an evaluation of the ability or integrity of the Stockholder Nominee; and (f) meets the director qualifications of the Corporation’s Nominations and Governance Committee; (9) a representation and warranty that the Eligible Stockholder satisfies the eligibility requirements set forth in Section 2.13(b); (10) a representation and warranty that the Nominating Stockholder will continue to satisfy the eligibility requirements described in Section 2.13(b) through the date of the annual meeting; (11) a representation as to the Eligible Stockholder’s intentions with respect to continuing to hold the Required Shares for at least one year following the annual meeting; (12) details of any position of the Stockholder Nominee as an officer or director of any competitor (that is, any entity that produces products or provides services that compete with or are alternatives to the principal products produced or services provided by the Corporation or its affiliates) of the Corporation, within the three years preceding the submission of the Proxy Access Nomination Notice; (13) if desired, a statement for inclusion in the proxy statement in support of the Stockholder Nominee’s election to the Board of Directors, provided that such statement shall not exceed 500 words and shall fully comply with Section 14 of the Exchange Act and the rules and regulations thereunder (the “Statement”); and (14) in the case of a nomination by a Nominating Stockholder comprised of a group, the designation by all Eligible Stockholders in such group of one Eligible Stockholder that is authorized to act on behalf of the group with respect to matters relating to the nomination, including withdrawal of the nomination;

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(F)             an executed agreement pursuant to which the Eligible Stockholder (including in the case of a group, each Eligible Stockholder in that group) agrees: (1) to comply with all applicable laws, rules and regulations in connection with the nomination, solicitation and election; (2) to file any written solicitation or other communication with the Stockholders relating to one or more of the Corporation’s directors or director nominees or any Stockholder Nominee with the SEC, regardless of whether any such filing is required under any rule or regulation or whether any exemption from filing is available for such materials under any rule or regulation; (3) to assume all liability stemming from an action, suit or proceeding concerning any legal or regulatory violation arising out of any communication by the Eligible Stockholder or the Stockholder Nominee nominated by such Eligible Stockholder with the Corporation, its Stockholders or any other person in connection with the nomination or election of directors, including, without limitation, the Proxy Access Nomination Notice; (4) to indemnify and hold harmless the Corporation and each of its directors, officers and employees individually against any liability, loss, damages, expenses or other costs (including attorneys’ fees) incurred in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Corporation or any of its directors, officers or employees arising out of or relating to a failure of the Eligible Stockholder or Stockholder Nominee to comply with, or any breach or alleged breach of, its, or his or her, as applicable, obligations, agreements or representations under Section 2.13(b); (5) in the event that any information included in the Proxy Access Nomination Notice, or any other communication by the Eligible Stockholder (including with respect to any Eligible Stockholder included in a group) with the Corporation, its Stockholders or any other person in connection with the nomination or election ceases to be true and accurate in all material respects (or due to a subsequent development omits a material fact necessary to make the statements made not misleading), to promptly (and in any event within 48 hours of discovering such misstatement or omission) notify the Corporation and any other recipient of such communication of the misstatement or omission in such previously provided information and of the information that is required to correct the misstatement or omission; and (6) in the event that the Eligible Stockholder (including any Eligible Stockholder included in a group) has failed to continue to satisfy the eligibility requirements described in Section 2.13(b), to promptly notify the Corporation; and

(G)            an executed agreement by the Stockholder Nominee: (1) to provide to the Corporation such other information, including completion of the Corporation’s director nominee questionnaire, as the Board of Directors or its designee, acting in good faith, may request; (2) that the Stockholder Nominee has read and agrees, if elected, to serve as a member of the Board of Directors, to adhere to the Corporation’s Code of Ethics and any other Corporation policies and guidelines applicable to directors; and (3) that the Stockholder Nominee is not and will not become a party to (a) any compensatory, payment or other financial agreement, arrangement or understanding with any person or entity in connection with such person’s nomination, candidacy, service or action as director of the Corporation that has not been fully disclosed to the Corporation prior to or concurrently with the Nominating Stockholder’s submission of the Proxy Access Nomination Notice, (b) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how the Stockholder Nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been fully disclosed to the Corporation prior to or concurrently with the Nominating Stockholder’s submission of the Nomination Notice, or (c) any Voting Commitment that could limit or interfere with the Stockholder Nominee’s ability to comply, if elected as a director of the Corporation, with his or her fiduciary duties under applicable law.

The information and documents required by this Section 2.13(b) shall be (1) provided with respect to and executed by each Eligible Stockholder in the group, and (2) provided with respect to the persons specified in Instructions 1 and 2 to Items 6(c) and (d) of Schedule 14N (or any successor item).

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(viii)        Notwithstanding anything to the contrary contained in this Section 2.13, the Corporation may omit from its proxy statement, or may supplement or correct, any information, including all or any portion of the Statement, if the Board of Directors or its designee in good faith determines that: (A) such information is not true in all material respects or omits a material statement necessary to make the statements made not misleading, (B) the inclusion of such information in the proxy statement would otherwise violate SEC proxy rules or any other applicable law, rule or regulation or would be excludable by the Corporation under the rules and regulations of the SEC if submitted as part of a shareholder proposal for inclusion in a proxy statement, or (C) the inclusion of such information in the proxy statement would impose a material risk of liability upon the Corporation. The Corporation may solicit against, and include in the proxy statement any other information that the Corporation or the Board of Directors determines, in their discretion, to include in the proxy statement relating to the nomination of the Stockholder Nominee, including, without limitation, any statement in opposition to the nomination and any of the information provided pursuant to Section 2.13.

(ix)            Any Stockholder Nominee who is included in the Corporation’s proxy materials for a particular annual meeting of Stockholders but either (A) withdraws from or becomes ineligible or unavailable for election at the annual meeting, or (B) does not receive at least twenty-five percent (25%) of the votes cast “for” the Stockholder Nominee’s election, will be ineligible to be a Stockholder Nominee pursuant to this Section 2.13(b) for the next two (2) annual meetings.

(x)             The Corporation shall not be required to include, pursuant to Section 2.13(b), any Stockholder Nominees in its proxy materials for any meeting of Stockholders (A) for which the Secretary of the Corporation receives a notice that a Stockholder has nominated a person for election to the Board of Directors pursuant to the advance notice requirements for Stockholder Nominees for director set forth in Section 2.13(a) and such Stockholder does not expressly elect at the time of providing the notice to have its nominee included in the Corporation’s proxy materials pursuant to this Section 2.13(b), (B) if the Eligible Stockholder who has nominated such Stockholder Nominee (or any member of any group of Stockholders that together is such Eligible Stockholder) has engaged in or is currently engaged in, or has been or is a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the meeting other than its Stockholder Nominee(s) or a nominee of the Board of Directors, (C) if another person is engaging in a “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the applicable annual meeting of Stockholders other than a nominee of the board of directors, (D) who is not independent under the applicable independence standards, as determined by the Board of Directors, (E) whose election as a member of the Board of Directors would cause the Corporation to be in violation of these Bylaws, the Articles of Incorporation, the listing standards of the principal exchange upon which the Corporation’s capital stock is traded, or any applicable law, rule or regulation, (F) who is or has been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, (G) who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten (10) years, (H) who is subject to any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act of 1933, as amended, (I)  if such Stockholder Nominee or the applicable Eligible Stockholder shall have provided information to the Corporation in respect to such nomination that was untrue in any material respect or omitted to state a material fact necessary in order to make the statement made, in light of the circumstances under which it was made, not misleading, as determined by the Board of Directors, (J) if the Eligible Stockholder or applicable Stockholder Nominee otherwise contravenes any of the agreements or representations made by such Eligible Stockholder or Stockholder Nominee or fails to comply with its obligations pursuant to this Section 2.13, or (K) the Stockholder Nominee becomes unwilling or unable to serve on the Board of Directors or any material violation or breach occurs of any of the obligations, agreements, representations or warranties of the Eligible Stockholder or the Stockholder Nominee under Section 2.13(b).

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(xi)            Notwithstanding anything to the contrary set forth herein, the Board of Directors or the person presiding at the annual meeting of Stockholders shall declare a nomination by an Eligible Stockholder to be invalid, and such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the Corporation, if (A) the information provided pursuant to this Section 2.13(b) to the Corporation by such individual or by the Eligible Stockholder (or any member of any group of Stockholders that together is such Eligible Stockholder) who nominated such individual was untrue in any material respect or omitted to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, or (B) such individual, or the Eligible Stockholder (or any member of any group of Stockholders that together is such Eligible Stockholder) who nominated such individual, shall have breached or failed to comply with its agreements, representations undertakings and/or obligations pursuant to these Bylaws, including, without limitation, Section 2.13(b).

(xii)          The Eligible Stockholder (including any person who owns shares of capital stock of the Corporation that constitute part of the Eligible Stockholder’s ownership for purposes of satisfying Section 2.13(b)(vi)) shall file with the SEC any solicitation or other communication with the Stockholders relating to the meeting at which the Stockholder Nominee will be nominated, regardless of whether any such filing is required under Regulation 14A of the Exchange Act or whether any exemption from filing is available for such solicitation or other communication under Regulation 14A of the Exchange Act.

(c)              Special Meetings of Stockholders. In the event the Corporation calls a special meeting of Stockholders for the purpose of electing one or more directors to the Board of Directors, any such Stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the Stockholder’s notice required by Section 2.13(a)(ii) of these Bylaws (including the completed and signed questionnaire, representation and agreement required by Section 2.14 of these Bylaws and any other information, documents, affidavits, or certifications required by the Corporation) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a Stockholder’s notice as described above.

(d)             General.

(i)               Except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, only such persons who are nominated in accordance with the procedures set forth in this Section 2.13 shall be eligible to be elected at an annual or special meeting of Stockholders to serve as directors and only such business shall be conducted at a meeting of Stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.13. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty (A) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.13 (including whether the Stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made or solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies or votes in support of such Stockholder’s nominee or proposal in compliance with such Stockholder’s representation

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as required by Section 2.13(a)(ii)(D)(VI) of these Bylaws), and (B) if any proposed nomination or business was not made or proposed in compliance with this Section 2.13, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 2.13, unless otherwise required by law, if the Stockholder (or a qualified representative of the Stockholder) does not appear at the annual or special meeting of Stockholders to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.13, to be considered a qualified representative of the Stockholder, a person must be a duly authorized officer, manager or partner of such Stockholder or must be authorized by a writing executed by such Stockholder or an electronic transmission delivered by such Stockholder to act for such Stockholder as proxy at the meeting of Stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of Stockholders.

(ii)             For purposes of this Section 2.13, “public announcement” shall include disclosure in a press release reported by Nasdaq, Associated Press, or other national news service or in a document publicly filed by the Corporation with the SEC pursuant to Section 13, 14, or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(iii)           Notwithstanding the foregoing provisions of this Section 2.13, a Stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.13; provided, however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 2.13 (including clause (a)(ii)(C)) hereof and clause (b) hereof), and compliance with clauses (a)(ii)(C) and (b) of this Section 2.13 shall be the exclusive means for a Stockholder to make nominations or submit other business (other than, as provided in the penultimate sentence of clause (a)(i) hereof, business other than nominations brought properly under and in compliance with Rule 14a-8 promulgated under the Exchange Act, as may be amended from time to time). Nothing in this Section 2.13 shall be deemed to affect any rights (x) of Stockholders to request inclusion of proposals or nominations in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act, or (y) of the holders of any series of preferred stock of the Corporation to elect directors pursuant to any applicable provisions of the Articles of Incorporation.

(iv)            A Stockholder providing notice of its intent to propose business or to nominate a person for election to the Board of Directors shall update and supplement its notice to the Corporation, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.13 shall be true and correct as of the record date for notice of the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for notice of the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

Section 2.14          Submission of Questionnaire, Representation, and Agreement. To be eligible to be a nominee for election or reelection as a director of the Corporation, the candidate for nomination must have previously delivered (in accordance with the time periods prescribed for delivery of notice under Section 2.13 of these Bylaws), to the Secretary at the principal executive offices of the

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Corporation, (a) a completed written questionnaire (in a form provided by the Corporation) with respect to the background, qualifications, stock ownership and independence of such proposed nominee, and (b) a written representation and agreement (in form provided by the Corporation) that such candidate for nomination (i) is not and, if elected as a director during his or her term of office, will not become a party to (A) a Voting Commitment, or (B) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (ii) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation or reimbursement for service as a director, and (iii) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director of the Corporation (and, if requested by any candidate for nomination, the Secretary of the Corporation shall provide to such candidate for nomination all such policies and guidelines then in effect).

Section 2.15          Stockholder List. The officer or agent having charge of the stock transfer books for shares of the Corporation shall make a complete record of the Stockholders entitled to vote at each meeting of Stockholders thereof, arranged in alphabetical order, with the address of and the number of shares held by each. The list must be arranged by voting group, if such exists, and within each voting group by class or series of shares. The Stockholder list must be available for inspection by any Stockholder, beginning two (2) business days after notice of the meeting is given for which the list was prepared and continuing through the meeting. The list shall be available in the Corporation's principal executive offices or at a place identified in the meeting notice in the city where the meeting is to be held. A Stockholder, his, her, or its agent, or attorney is entitled on written demand to inspect and, subject to the requirements of Section 2.16 of these Bylaws, to copy the list during regular business hours and at his, her, or its expense, during the period it is available for inspection. The Corporation shall maintain the Stockholder list in written form or in another form capable of conversion into written form within a reasonable time.

Section 2.16          Stockholder’s Rights to Inspect Corporate Records.

(a)              Minutes and Accounting Records. The Corporation shall keep as permanent records minutes of all meetings of its stockholders and Board of Directors, a record of all actions taken by the stockholders or Board of Directors without a meeting, and a record of all actions taken by a committee of the Board of Directors. The Corporation shall maintain appropriate accounting records.

(b)             Absolute Inspection Rights of Records Required at Principal Office. If a Stockholder gives the Corporation written notice of the Stockholder’s demand at least five (5) business days before the date on which the Stockholder wishes to inspect and copy, a Stockholder (or such Stockholder’s agent or attorney) has the right to inspect and copy, during regular business hours any of the following records, all of which the Corporation is required to keep at its principal office:

(i)               its Articles of Incorporation or restated Articles of Incorporation and all amendments to them currently in effect;

(ii)             its Bylaws or restated Bylaws and all amendments to them currently in effect;

(iii)           resolutions adopted by its Board of Directors creating one or more classes or series of shares, and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding;

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(iv)            the minutes of all Stockholders' meetings, and records of all action taken by stockholders without a meeting, for the past three years;

(v)             all written communications to stockholders generally within the past three years, including the financial statements furnished for the past three years to the stockholders;

(vi)            a list of the names and business addresses of its current directors and officers; and

(vii)          its most recent Annual Report delivered to the Secretary of State.

(c)              Conditional Inspection. In addition, if a Stockholder gives the Corporation a written demand made in good faith and for a proper purpose at least five (5) business days before the date on which the Stockholder wishes to inspect and copy, in which the Stockholder describes with reasonable particularity the Stockholder’s purpose and the records the Stockholder desires to inspect, and the records are directly connected with the Stockholder’s purpose, a Stockholder of the Corporation (or the Stockholder’s agent or attorney) is entitled to inspect and copy, during regular business hours at a reasonable location specified by the Corporation, any of the following records of the Corporation:

(i)               excerpts from minutes of any meeting of the Board of Directors, records of any action of the Board of Directors or a committee of the Board of Directors on behalf of the Corporation, minutes of any meeting of the stockholders, and records of action taken by the stockholders or Board of Directors and without a meeting, to the extent not subject to inspection under Section 2.16(a).

(ii)             accounting records of the Corporation; and

(iii)           the record of stockholders (compiled no earlier than the date of the Stockholder's demand).

(d)             Copy Costs. The right to copy records includes, if reasonable, the right to receive copies made by photographic, xerographic, or other means. The Corporation may impose a reasonable charge, covering the costs of labor and material, for copies of any documents provided to the Stockholder. The charge may not exceed the estimated cost of production or reproduction of the records.

(e)              Stockholder Includes Beneficial Owner. For purposes of this Section 2.16, the terms "stockholder" shall include a beneficial owner whose shares are held in a voting trust or by a nominee on such stockholder’s behalf.

Article 3
DIRECTORS

Section 3.1             General Powers; Performance of Duties. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except to the extent properly delegated to officers of the Corporation or as otherwise provided in Chapter 78 of the NRS or the Articles of Incorporation.

Section 3.2             Number, Tenure, and Qualifications. The number of directors shall be no less than one (1) director and no more than nine (9) directors. Directors need not be Stockholders or residents of the State of Nevada. Each director shall hold office until the next annual meeting of stockholders, or until his or her successor shall be elected or appointed and qualified or until his or her earlier death, retirement, disqualification, resignation or removal. No reduction of the number of directors shall have the effect of removing any director prior to the expiration of his or her term of office. No provision of this Section 3.2 shall be restrictive upon the right of the Board of Directors to fill vacancies or upon the right of the Stockholders to remove directors as is hereinafter provided.

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Section 3.3             Chairman of the Board. The Board of Directors shall elect a Chairman of the Board from the members of the Board of Directors who shall preside at all meetings of the Board of Directors and Stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors, these Bylaws, or as may be provided by applicable law.

Section 3.4             Removal and Resignation of Directors. A director may be removed from the Board of Directors by the stockholders only as provided in the Articles of Incorporation and the NRS.  Any director may resign effective upon giving written notice, unless the notice specifies a later time for effectiveness of such resignation to the Chairman of the Board, if any, the Chief Executive Officer or the Secretary, or in the absence of all of them, any other officer of the Corporation.

Section 3.5             Vacancies; Newly Created Directorships. If a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of directors, (i) the Stockholders may fill the vacancy, or (ii) the Board of Directors may fill the vacancy, or (iii) if the directors remaining in office constitute fewer than a quorum of the Board of Directors, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent directors.

A vacancy that will occur at a specific later date (by reason of a resignation effective at a later date) may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

The term of a director elected to fill a vacancy expires at the next stockholders' meeting at which directors are elected. However, if such director’s term expires, the director shall continue to serve until such director’s successor is elected and qualifies or until there is a decrease in the number of directors.

Section 3.6             Regular Meetings. Regular meetings of the Board of Directors may be held at such places, if any, within or without the State of Nevada and at such times as the Board of Directors may from time to time determine.

Section 3.7             Special Meetings. Except as otherwise required by law, and subject to any rights of the holders of preferred stock, special meetings of the Board of Directors may be called only by the Chairman of the Board, if any, or if there be no Chairman of the Board, by any of the Chief Executive Officer, if any, the President or the Secretary, and shall be called by the Chairman of the Board, if any, the Chief Executive Officer, if any, the President or the Secretary upon the request of at least a majority of the directors then in office.

Section 3.8             Place of Meetings. Any regular or special meeting of the directors of the Corporation may be held at such place as the Board of Directors, or in the absence of such designation, as the notice calling such meeting, may designate. A waiver of notice signed by the directors may designate any place for the holding of such meeting.

Section 3.9             Notice of Meetings. Except as otherwise provided in Section 3.6 of these Bylaws, there shall be delivered to each director at the address appearing for him or her on the records of the Corporation, at least forty-eight (48) hours before the time of such meeting, a copy of a written notice of any meeting (a) by delivery of such notice personally, (b) by mailing such notice postage prepaid, (c) by facsimile, (d) by overnight courier, or (e) by electronic transmission or electronic writing, including, but not limited to, email. If mailed to an address inside the United States, the notice shall be deemed delivered two (2) business days following the date the same is deposited in the United States mail, postage prepaid.

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If mailed to an address outside the United States, the notice shall be deemed delivered four (4) business days following the date the same is deposited in the United States mail, postage prepaid. If sent via facsimile, by electronic transmission or electronic writing, including, but not limited to, email, the notice shall be deemed delivered upon sender’s receipt of confirmation of the successful transmission. If sent via overnight courier, the notice shall be deemed delivered the business day following the delivery of such notice to the courier. If the address of any director is incomplete or does not appear upon the records of the Corporation it will be sufficient to address any notice to such director at the registered office of the Corporation. Any director may waive notice of any meeting, and the attendance of a director at a meeting and oral consent entered on the minutes of such meeting shall constitute waiver of notice of the meeting unless such director objects, prior to the transaction of any business, that the meeting was not lawfully called, noticed or convened. Attendance for the express purpose of objecting to the transaction of business thereat because the meeting was not properly called or convened shall not constitute presence or a waiver of notice for purposes hereof. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

Section 3.10          Quorum; Adjourned Meetings.

(a)              A majority of the whole Board of Directors at a meeting duly assembled, is necessary to constitute a quorum for the transaction of business; provided that, solely for the purposes of filling vacancies pursuant to Section 3.5 of these Bylaws, a meeting of the Board of Directors may be held if a majority of the directors then in office participate in such meeting.

(b)             At any meeting of the Board of Directors where a quorum is not present, a majority of those present may adjourn, from time to time, until a quorum is present, and no notice of such adjournment shall be required. At any adjourned meeting where a quorum is present, any business may be transacted which could have been transacted at the meeting originally called.

Section 3.11          Manner of Acting; Presumption of Assent. Except in cases in which the Articles of Incorporation, these Bylaws or applicable law otherwise provides, a majority of the votes entitled to be cast by the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action unless his/her dissent shall be entered in the minutes of the meeting or unless he/she shall file his/her written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof or shall forward any dissent by certified or registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

Section 3.12          Telephonic and Electronic Meetings. Members of the Board of Directors or of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or such committee through electronic communications, videoconferencing, teleconferencing or other available technology for which the Corporation shall have implemented reasonable measures to: verify the identity of each person participating through such means as a director or committee, as the case may be; and provide the directors or members a reasonable opportunity to participate in the meeting and to vote on matters submitted to the directors or members, as the case may be, including an opportunity to communicate and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. Participation in a meeting pursuant to this Section 3.12 constitutes presence in person at the meeting.

Section 3.13          Action Without Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if, before or after the action, a written consent thereto is signed by all of the members of the Board of Directors. The written consent may be signed in counterparts, including, without limitation, facsimile counterparts, and shall be filed with the minutes of the proceedings of the Board of Directors.

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Section 3.14          Powers and Duties.

(a)              Except as otherwise restricted by the laws of the State of Nevada or the Articles of Incorporation, the Board of Directors shall manage the business and affairs of the Corporation. The Board of Directors may delegate any of its authority to manage, control, or conduct the business of the Corporation to any standing or special committee in accordance with Section 3.15, or to any officer or agent, and to appoint any persons to be agents of the Corporation with such powers, including the power to sub-delegate, and upon such terms as may be deemed fit.

(b)             The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of Stockholders, in his or her discretion, may (i) require that any votes cast at such meeting shall be cast by written ballot, and/or (ii) submit any contract or act for approval or ratification at any annual meeting of the Stockholders or any special meeting properly called and noticed for the purpose of considering any such contract or act, provided a quorum is present.

Section 3.15          Committees. Committees designated and appointed by the Board of Directors shall function subject to and in accordance with the following regulations and procedure:

(a)              Designation and Appointment. The Board of Directors may designate and appoint one or more committees under such name or names and for such purpose or function as may be deemed appropriate or under no name.

(b)             Members; Alternate Members; Terms. Each committee thus designated and appointed shall consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more of its members as alternate members of any committee, who may, subject to any limitations imposed by the entire Board of Directors, replace absent or disqualified members at any meeting of that committee. If the Board of Directors has not designated alternate members to a committee, then in the absence or disqualification of a member of a committee from a meeting, the member or members thereof present at such meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at such meeting in the place of any such absent or disqualified member (“substitute member”). The members or alternate members of any such committee shall serve at the pleasure of and subject to the discretion of the Board of Directors.

(c)              Authority. Each committee, to the extent provided in the resolution of the Board of Directors creating same, shall have and may exercise such of the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation as the Board of Directors may direct and delegate, except, however, a committee may not:

(i)               authorize distributions;

(ii)             approve or propose to stockholders action that the NRS requires to be approved by stockholders;

(iii)           fill vacancies on the Board of Directors;

(iv)            adopt, amend, or repeal the Bylaws;

(v)             approve a plan of merger not requiring stockholder approval;

(vi)            authorize or approve reacquisition of shares, except according to a formula or method prescribed by the Board of Directors;

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(vii)          authorize or approve the issuance or sale or contract for sale of shares or determine the designation and relative rights, preferences, and limitations of a class or series of shares, except that the Board of Directors may authorize a committee (or a senior executive officer of the Corporation) to do so within limits specifically prescribed by the Board of Directors.

(d)             Records. Each such committee shall keep and maintain regular records or minutes of its meetings and report the same to the Board of Directors when required.

(e)              Change in Number. The number of members or alternate members of any committee appointed by the Board of Directors, as herein provided, may be increased or decreased from time to time by appropriate resolution adopted by of the Board of Directors.

(f)              Vacancies. Vacancies in the membership of any committee designated and appointed hereunder shall be filled by the Board of Directors, at a regular or special meeting of the Board of Directors, in a manner consistent with the provisions of this Section 3.15.

(g)             Removal. Any member or alternate member of any committee appointed hereunder may be removed by the Board of Directors, whenever in its judgment the best interests of the Corporation and its stockholders will be served thereby.

(h)             Meetings. The time, place, and notice (if any) of committee meetings shall be determined by the members of such committee.

(i)               Quorum; Requisite Vote. At meetings of any committee appointed hereunder, a majority of the number of members designated by the Board of Directors to such committee shall constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum, alternate members or substitute members acting in the place of members at a meeting shall be counted to the same extent as the members of the committee they are replacing; provided, however, that for purposes of determining the presence of a quorum, alternate members and substitute members (whether or not acting in the place of members at a meeting) shall not be included in the number of members designated by the Board of Directors to such committee. The act of a majority of the members (and to if acting in the place of members, alternate members or substitute members) of the committee present at any meeting at which a quorum is present shall be the act of such committee, except as otherwise specifically provided by statute. If a quorum is not present at a meeting of such committee, the members of such committee present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present.

(j)               Compensation. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, compensation for members and alternate members of any committee appointed pursuant to the authority hereof may be authorized by the Board of Directors pursuant to the provisions of Section 3.16 hereof or by a committee specifically authorized by the Board of Directors to authorize compensation.

(k)             Action Without Meeting. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of any committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all members of such committee. Such consent shall have the same force and effect as a unanimous vote at a meeting. The signed consent, or a signed copy, shall become a part of the record of such committee.

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Section 3.16          Compensation; Expenses. The Board of Directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the Board of Directors establishes the compensation of directors pursuant to this subsection, such compensation is presumed to be fair to the Corporation unless proven unfair by a preponderance of the evidence. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary or other compensation as a director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Any director of the Corporation may decline any or all such compensation payable to such director in his or her discretion.

Section 3.17          Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, or in the absence of the Chairman of the Board, by a chairman chosen at the meeting. The Secretary, or in the absence of the Secretary, an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary, the chairman of the meeting may appoint any person to act as secretary of the meeting. The order of business at each such meeting shall be as determined by the chairman of the meeting.

Article 4
OFFICERS AND CORPORATE BANK ACCOUNTS

Section 4.1             Election. The Board of Directors shall elect and appoint a Chief Executive Officer, a President, a Chief Financial Officer, a Secretary, and a Treasurer. Said officers shall serve until their respective successors are elected and appointed and shall qualify or until their earlier resignation or removal. The Board of Directors may from time to time, by resolution, elect or appoint such other officers and agents as it may deem advisable, who shall hold office at the pleasure of the Board of Directors, and shall have such powers and duties and be paid such compensation as may be directed by the Board of Directors. Any individual may hold more than one office in the Corporation.

Section 4.2             Removal; Resignation. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors with or without cause. Any officer may resign at any time upon written notice to the Corporation. Any such removal or resignation shall be subject to the rights, if any, of the respective parties under any contract between the Corporation and such officer or agent.

Section 4.3             Vacancies. If any vacancy occurs in any office of the Corporation, the Board of Directors may appoint a successor to fill such vacancy for the remainder of the unexpired term and until a successor shall have been duly chosen and qualified.

Section 4.4             Chief Executive Officer. The Board of Directors may elect a Chief Executive Officer who, subject to the supervision and control of the Board of Directors, shall have the ultimate responsibility for the management and control of the business and affairs of the Corporation, and shall perform such other duties and have such other powers which are delegated to him or her by the Board of Directors, these Bylaws or as may be provided by law.

Section 4.5             President. The President, subject to the supervision and control of the Board of Directors, shall in general actively supervise and control the business and affairs of the Corporation. The President shall keep the Board of Directors fully informed as the Board of Directors may request and shall consult the Board of Directors concerning the business of the Corporation. The President shall perform such other duties and have such other powers which are delegated and assigned to him or her by the Board of Directors if any, these Bylaws or as may be provided by law.

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Section 4.6             Chief Financial Officer. The Board of Directors may elect a Chief Financial Officer. The Chief Financial Officer shall in general have overall supervision of the financial operations of the Corporation. The Chief Financial Officer shall perform such other duties and have such other powers which are delegated and assigned to him or her by the Board of Directors if any, these Bylaws or as may be provided by law.

Section 4.7             Vice Presidents. The Board of Directors may elect one or more Vice Presidents. In the absence or disability of the President, or at the President’s request, the Vice President or Vice Presidents, in order of their rank as fixed by the Board of Directors, and if not ranked, the Vice Presidents in the order designated by the Board of Directors, or in the absence of such designation, in the order designated by the President, shall perform all of the duties of the President, and when so acting, shall have all the powers of, and be subject to all the restrictions on the President. Each Vice President shall perform such other duties and have such other powers which are delegated and assigned to him or her by the Board of Directors, the president, these Bylaws or as may be provided by law.

Section 4.8             Secretary. The Secretary shall attend all meetings of the Stockholders, the Board of Directors and any committees, and shall keep, or cause to be kept, the minutes of proceeds thereof in books provided for that purpose. He or she shall keep, or cause to be kept, a register of the Stockholders and shall be responsible for the giving of notice of meetings of the Stockholders, the Board of Directors and any committees, and shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law. The Secretary shall be custodian of the corporate seal, the records of the Corporation, the stock certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors or appropriate committee may direct. The Secretary shall perform all other duties commonly incident to his or her office and shall perform such other duties which are assigned to him or her by the Board of Directors, the Chief Executive Officer, if any, the President, these Bylaws or as may be provided by law.

Section 4.9             Assistant Secretaries. An Assistant Secretary shall, at the request of the Secretary, or in the absence or disability of the Secretary, perform all the duties of the Secretary. He or she shall perform such other duties as are assigned to him or her by the Board of Directors, the Chief Executive Officer, if any, the President, these Bylaws or as may be provided by law.

Section 4.10          Treasurer. The Treasurer, subject to the order of the Board of Directors, shall have the care and custody of, and be responsible for, all of the money, funds, securities, receipts and valuable papers, documents and instruments of the Corporation, and all books and records relating thereto. The Treasurer shall keep, or cause to be kept, full and accurate books of accounts of the Corporation’s transactions, which shall be the property of the Corporation, and shall render financial reports and statements of condition of the Corporation when so requested by the Board of Directors, the Chairman of the Board, if any, the Chief Executive Officer, if any, or the President. The Treasurer shall perform all other duties commonly incident to his or her office and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the Chief Executive Officer, if any, the President, these Bylaws or as may be provided by law. The Treasurer shall, if required by the Board of Directors, give bond to the Corporation in such sum and with such security as shall be approved by the Board of Directors for the faithful performance of all the duties of the Treasurer and for restoration to the Corporation, in the event of the Treasurer’s death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property in the Treasurer’s custody or control and belonging to the Corporation. The expense of such bond shall be borne by the Corporation. If a Chief Financial Officer of the Corporation has not been appointed, the Treasurer may be deemed the Chief Financial Officer of the Corporation.

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Section 4.11          Assistant Treasurers. An Assistant Treasurer shall, at the request of the Treasurer, or in the absence or disability of the Treasurer, perform all the duties of the Treasurer. He or she shall perform such other duties which are assigned to him or her by the Board of Directors, the Chief Executive Officer, the President, the Treasurer, these Bylaws or as may be provided by law. The Board of Directors may require an Assistant Treasurer to give a bond to the Corporation in such sum and with such security as it may approve, for the faithful performance of the duties of the Assistant Treasurer, and for restoration to the Corporation, in the event of the Assistant Treasurer’s death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property in the Assistant Treasurer’s custody or control and belonging to the Corporation. The expense of such bond shall be borne by the Corporation.

Section 4.12          Compensation. The salaries of the officers shall be fixed from time to time by the Board of Directors.

Section 4.13          Execution of Negotiable Instruments, Deeds, and Contracts. All checks, drafts, notes, bonds, bills of exchange, and orders for the payment of money of the Corporation; all deeds, mortgages, proxies, powers of attorney and other written contracts, documents, instruments and agreements to which the Corporation shall be a party; and all assignments or endorsements of stock certificates, registered bonds or other securities owned by the Corporation shall be signed in the name of the Corporation by such officers or other persons as the Board of Directors may from time to time designate. The Board of Directors may authorize the use of the facsimile signatures of any such persons. Any officer of the Corporation shall be authorized to attend, act and vote, or designate another officer or an agent of the Corporation to attend, act and vote, at any meeting of the owners of any entity in which the Corporation may own an interest or to take action by written consent in lieu thereof. Such officer or agent, at any such meeting or by such written action, shall possess and may exercise on behalf of the Corporation any and all rights and powers incident to the ownership of such interest.

Section 4.14          Corporate Bank Accounts. The Corporation shall establish such savings, checking, and other bank accounts as deemed necessary or prudent by the Board of Directors.

Article 5
CAPITAL STOCK

Section 5.1             Issuance. Shares of the Corporation’s authorized stock shall, subject to any provisions or limitations of the laws of the State of Nevada, the Articles of Incorporation, or any contracts or agreements to which the Corporation may be a party, be issued in such manner, at such times, upon such conditions and for such consideration as shall be prescribed by the Board of Directors.

Section 5.2             Stock Certificates and Uncertificated Shares.

(a)              Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chief Executive Officer, if any, the President or a Vice President, and by the Secretary or an Assistant Secretary, of the Corporation (or any other two officers or agents so authorized by the Board of Directors), certifying the number of shares of stock owned by him, her or it in the Corporation; provided, however, that the Board of Directors may authorize the issuance of uncertificated shares of some or all of any or all classes or series of the Corporation’s stock. Any such issuance of uncertificated shares shall have no effect on existing certificates for shares until such certificates are surrendered to the Corporation, or on the respective rights and obligations of the Stockholders. Whenever such certificate is countersigned or otherwise authenticated by a transfer agent or a transfer clerk

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and by a registrar (other than the Corporation), then a facsimile of the signatures of any corporate officers or agents, the transfer agent, transfer clerk or the registrar of the Corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. In the event that any officer or officers who have signed, or whose facsimile signatures have been used on any certificate or certificates for stock cease to be an officer or officers because of death, resignation or other reason, before the certificate or certificates for stock have been delivered by the Corporation, the certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed the certificate or certificates, or whose facsimile signature or signatures have been used thereon, had not ceased to be an officer or officers of the Corporation.

(b)             Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof a written statement certifying, at a minimum, the name of the issuing Corporation and that it is organized under the laws of the State of Nevada, the name of the person to whom issued, and the number of shares owned by him, her or it in the Corporation. Except as otherwise expressly provided by law, the rights and obligations of the Stockholders shall be identical whether or not their shares of stock are represented by certificates.

(c)              Each certificate representing shares shall state the following upon the face thereof: the name of the state of the Corporation’s organization; the name of the person to whom issued; the number and class of shares and the designation of the series, if any, which such certificate represents; the par value of each share, if any, represented by such certificate or a statement that the shares are without par value. Certificates of stock shall be in such form consistent with law as shall be prescribed by the Board of Directors. No certificate shall be issued until the shares represented thereby are fully paid. In addition to the foregoing, all certificates evidencing shares of the Corporation’s stock or other securities issued by the Corporation shall contain such legend or legends as may from time to time be required by the Chapter 78 of the NRS and/or such other federal, state or local laws or regulations then in effect.

Section 5.3             Surrendered; Lost or Destroyed Certificates. All certificates surrendered to the Corporation, except those representing shares of treasury stock, shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been canceled, except that in case of a lost, stolen, destroyed or mutilated certificate, a new one may be issued therefor. However, any Stockholder applying for the issuance of a stock certificate in lieu of one alleged to have been lost, stolen, destroyed or mutilated shall, prior to the issuance of a replacement, provide the Corporation with his, her or its affidavit of the facts surrounding the loss, theft, destruction or mutilation and, if required by the Board of Directors, an indemnity bond in an amount satisfactory to the Board of Directors or an authorized officer which amount may be in excess of the current market value of the stock, and upon such terms as the Treasurer, or other officer who is so authorized, or the Board of Directors shall require which shall indemnify the Corporation against any loss, damage, cost or inconvenience arising as a consequence of the issuance of a replacement certificate.

Section 5.4             Replacement Certificate. When the Articles of Incorporation are amended in any way affecting the statements contained in the certificates for outstanding shares of capital stock of the Corporation or it becomes desirable for any reason, in the discretion of the Board of Directors, including, without limitation, the merger of the Corporation with another Corporation or the conversion or reorganization of the Corporation, to cancel any outstanding certificate for shares and issue a new certificate therefor conforming to the rights of the holder, the Board of Directors may order any holders of outstanding certificates for shares to surrender and exchange the same for new certificates within a reasonable time to be fixed by the Board of Directors. The order may provide that a holder of any certificate(s) ordered to be surrendered shall not be entitled to vote, receive distributions or exercise any other rights of Stockholders of record until the holder has complied with the order, but the order operates to suspend such rights only after notice and until compliance.

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Section 5.5             Registration of the Transfer of Shares. Registration of the transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation. In order to register a transfer, the record owner shall surrender the shares to the Corporation for cancellation, properly endorsed by the appropriate person or persons with reasonable assurances that the endorsements are genuine and effective, and satisfy such additional conditions and documentation as the Corporation shall reasonably require. Unless the Corporation has established a procedure by which a beneficial owner of shares held by a nominee is to be recognized by the Corporation as the owner, the person in whose name the shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

Section 5.6             Restrictions on Transfer of Shares Permitted. The Board of Directors (or stockholders) may impose restrictions on the transfer or registration of transfer of shares (including any security convertible into, or carrying a right to subscribe for or acquire shares). A restriction does not affect shares issued before the restriction was adopted unless the holders of the shares are parties to the restriction agreement or voted in favor of the restriction. A restriction on the transfer or registration of transfer of shares may be authorized: (i) to maintain the Corporation's status when it is dependent on the number or identity of its stockholders, (ii) to preserve exemptions under federal or state securities laws, or (iii) for any other reasonable purpose.

A restriction on the transfer or registration of transfer or shares may: (i)  obligate the stockholder first to offer the Corporation or other persons (separately, consecutively, or simultaneously) an opportunity to acquire the restricted shares, (ii) obligate the Corporation or other persons (separately, consecutively, or simultaneously) to acquire the restricted shares, (iii) require the Corporation, the holders or any class of its shares, or another person to approve the transfer of the restricted shares, if the requirement is not manifestly unreasonable, or (iv) prohibit the transfer of the restricted shares to designated persons or classes of persons, if the prohibition is not manifestly unreasonable.

A restriction on the transfer or resignation of transfer of shares is valid and enforceable against the holder or a transferee of the holder if the restriction is authorized by this Section 5.5 and its existence is noted conspicuously on the front or back of the certificate or is contained in the information statement required by Section 5.2 with regard to shares issued without certificates. Unless so noted, a restriction is not enforceable against a person without knowledge of the restriction.

Section 5.7             Transfer Agent; Registrars. The Board of Directors may appoint one or more transfer agents, transfer clerks and registrars of transfer and may require all certificates for shares of stock to bear the signature of such transfer agents, transfer clerks and/or registrars of transfer.

Section 5.8             Miscellaneous. The Board of Directors shall have the power and authority to make such rules and regulations not inconsistent herewith as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the Corporation’s stock.

Article 6
DISTRIBUTIONS

Section 6.1             Distributions. Distributions may be declared, subject to the provisions of the laws of the State of Nevada and the Articles of Incorporation, by the Board of Directors and may be paid in cash, property, shares of corporate stock, or any other medium. The Board of Directors may fix in advance a record date, as provided in Section 2.5 hereof, prior to the distribution for the purpose of determining Stockholders entitled to receive any distribution.

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Article 7
RECORDS; REPORTS; SEAL; AND FINANCIAL MATTERS

Section 7.1             Records. All original records of the Corporation shall be kept at the principal office of the Corporation by or under the direction of the Secretary or at such other place or by such other person as may be prescribed by these Bylaws or the Board of Directors.

Section 7.2             Corporate Seal. The Board of Directors may, by resolution, authorize a seal, and the seal may be used by causing it, or a facsimile, to be impressed or affixed or reproduced or otherwise. Except when otherwise specifically provided herein, any officer of the Corporation shall have the authority to affix the seal to any document requiring it.

Section 7.3             Fiscal Year End. The fiscal year-end of the Corporation shall be such date as may be fixed from time to time by resolution of the Board of Directors.

Article 8
INDEMNIFICATION

Section 8.1             Indemnification and Insurance.

(a)              Indemnification of Directors and Officers.

(i)               For purposes of this Article, (A) ”Indemnitee” shall mean each director or officer who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (as hereinafter defined), by reason of the fact that he or she is or was a director or officer of the Corporation or member, manager or managing member of a predecessor limited liability company or affiliate of such limited liability company or is or was serving in any capacity at the request of the Corporation as a director, officer, employee, agent, partner, member, manager or fiduciary of, or in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise; and (B) ”Proceeding” shall mean any threatened, pending, or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative, or investigative.

(ii)             Each Indemnitee shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Nevada law, against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, taxes, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding; provided that such Indemnitee either is not liable pursuant to NRS 78.138 or acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any Proceeding that is criminal in nature, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the Indemnitee is liable pursuant to NRS 78.138 or did not act in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal proceeding he or she had reasonable cause to believe that his or her conduct was unlawful. The Corporation shall not indemnify an Indemnitee for any claim, issue or matter as to which the Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for any amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction determines upon

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application that in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such amounts as the court deems proper. Except as so ordered by a court and for advancement of expenses pursuant to this Section 8.1, indemnification may not be made to or on behalf of an Indemnitee if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of law and was material to the cause of action. Notwithstanding anything to the contrary contained in these Bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a Stockholder.

(iii)           Indemnification pursuant to this Section 8.1 shall continue as to an Indemnitee who has ceased to be a director or officer of the Corporation or member, manager or managing member of a predecessor limited liability company or affiliate of such limited liability company or a director, officer, employee, agent, partner, member, manager or fiduciary of, or to serve in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise and shall inure to the benefit of his or her heirs, executors and administrators.

(iv)            The expenses of Indemnitees must be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the Proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that a director or officer of the Corporation is successful on the merits or otherwise in defense of any Proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred in by him or her in connection with the defense.

(b)             Indemnification of Employees and Other Persons. The Corporation may, by action of its Board of Directors and to the extent provided in such action, indemnify employees and other persons as though they were Indemnitees.

(c)              Non-Exclusivity of Rights. The rights to indemnification provided in this Article 8 shall not be exclusive of any other rights that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or these Bylaws, agreement, vote of Stockholders or directors, or otherwise.

(d)             Insurance. The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any Indemnitee for any liability asserted against him or her and liability and expenses incurred by him or her in his or her capacity as a director, officer, employee, member, managing member or agent, or arising out of his or her status as such, whether or not the Corporation has the authority to indemnify him or her against such liability and expenses.

(e)              Other Financial Arrangements. The other financial arrangements which may be made by the Corporation may include the following: (i) the creation of a trust fund; (ii) the establishment of a program of self-insurance; (iii) the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the Corporation; and (iv) the establishment of a letter of credit, guarantee or surety. No financial arrangement made pursuant to this subsection may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud, or a knowing violation of law, except with respect to advancement of expenses or indemnification ordered by a court.

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(f)              Other Matters Relating to Insurance or Financial Arrangements. Any insurance or other financial arrangement made on behalf of a person pursuant to this Section 8.1 may be provided by the Corporation or any other person approved by the Board of Directors, even if all or part of the other person’s stock or other securities is owned by the Corporation. In the absence of fraud, (i) the decision of the Board of Directors as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Section 8.1 and the choice of the person to provide the insurance or other financial arrangement is conclusive; and (ii) the insurance or other financial arrangement is not void or voidable and does not subject any director approving it to personal liability for his or her action; even if a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.

Section 8.2             Amendment. Notwithstanding any other provision of these Bylaws relating to their amendment generally, any repeal or amendment of this Article 8 which is adverse to any director or officer shall apply to such director or officer only on a prospective basis, and shall not limit the rights of an Indemnitee to indemnification with respect to any action or failure to act occurring prior to the time of such repeal or amendment.

Article 9
CHANGES IN NEVADA LAW

Section 9.1             References in these Bylaws to Nevada law or the NRS or to any provision thereof shall be to such law as it existed on the date these Bylaws were adopted or as such law thereafter may be changed; provided that (a) in the case of any change which expands the liability of directors or officers or limits the indemnification rights or the rights to advancement of expenses which the Corporation may provide in Article 8 hereof, the rights to limited liability, to indemnification and to the advancement of expenses provided in the Articles of Incorporation and/or these Bylaws shall continue as theretofore to the extent permitted by law; and (b) if such change permits the Corporation, without the requirement of any further action by Stockholders or directors, to limit further the liability of directors or limit the liability of officers or to provide broader indemnification rights or rights to the advancement of expenses than the Corporation was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of expenses shall be so broadened to the extent permitted by law.

Article 10
GENERAL PROVISIONS

Section 10.1          Evidence of Authority. A certificate by the Secretary, or an Assistant Secretary, or a temporary secretary, as to any action taken by the Stockholders, directors, a committee or any officer of representative of the Corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

Section 10.2          Articles of Incorporation. All references in these Bylaws to the Articles of Incorporation shall be deemed to refer to the Articles of Incorporation of the Corporation, as amended and, if applicable, amended and restated, in effect from time to time.

Section 10.3          Pronouns. All pronouns used in these Bylaws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

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Article 11
FORUM FOR LITIGATION

Section 11.1          Exclusive Forum for Certain Litigation. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of the Corporation to the Corporation or the Corporation’s Stockholders, (iii) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the NRS or the Corporation’s Articles of Incorporation or these Bylaws (in each case, as they may be amended from time to time), or (iv) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation governed by the internal affairs doctrine shall be a state court located within the State of Nevada (or, if no state court located within the State of Nevada has jurisdiction, the federal district court for the District of Nevada).

Article 12
AMENDMENTS

Section 12.1          Amendments to Bylaws. The Board of Directors is expressly empowered to adopt, amend, or repeal the Bylaws of the Corporation. The stockholders also shall have power to adopt, amend, or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Articles of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon.

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SECRETARY’S CERTIFICATE

OF ADOPTION OF
FIRST AMENDED AND RESTATED BYLAWS

OF

CLEANSPARK, INC.

I, the undersigned, do hereby certify:

1.       That I am the duly elected and acting Secretary of CleanSpark, Inc., a Nevada corporation (the “Corporation”).

2.       That the foregoing First Amended and Restated Bylaws constitute the Bylaws of the Corporation as adopted by the Board of Directors of the Corporation as of July 16, 2021 and the stockholders of the Corporation on [ ______________].

IN WITNESS WHEREOF, I have hereunto subscribed my name as of [____________, 2021].

Lori Love, Secretary

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Exhibit C

SECOND AMENDMENT TO

CLEANSPARK, INC.

2017 INCENTIVE PLAN

WHEREAS, the Board of Directors and stockholders of CleanSpark, Inc. (the “Company”) have adopted the CleanSpark, Inc. 2017 Equity Incentive Plan, as amended by that First Amendment to the CleanSpark, Inc. 2017 Incentive Plan, dated July 16, 2020 (as amended, the “Plan”);

WHEREAS, pursuant to Section 4.1 of the Plan, a total of 1,500,000 shares of the common stock, par value $0.001 per share, of the Company (the “Common Stock”) have been reserved for issuance under the Plan;

WHEREAS, the Company desires to increase the number of shares issuable under the Plan to 3,500,000 shares, including shares previously issued thereunder, and to revise the language set forth in Section 19 of the Plan; and

WHEREAS, Section 17.1 of the Plan permits the Company to amend the Plan from time to time, subject only to certain limitations specified therein;

NOW, THEREFORE, the following amendments and modifications are hereby made a part of the Plan subject to, and effective as of the date of, the approval of stockholders of the Plan on September 15, 2021:

1.   Section 4.1 of the Plan is hereby amended and restated to read in its entirety as follows:

Subject to adjustment from time to time as provided in subsection 15.1, a maximum of 3,500,000 shares of Common Stock shall be available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

2.  Section 19 of the Plan is hereby amended and restated to read in its entirety as follows:

The effective date (the “Effective Date”) is the date on which the Plan is adopted by the Board. If the stockholders of the Company do not approve the Plan or an amendment thereto that requires stockholder approval pursuant to Section 422 of the Code, as applicable, within 12 months before or after the Board’s adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options. For purposes of determining the appropriate treatment of stock options granted under the Plan, the adoption of any amendment to the Plan requiring stockholder approval pursuant to Section 422 of the Code shall constitute the adoption of a new plan.

3.       In all other respects, the Plan, as amended, is hereby ratified and confirmed and shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has executed this Second Amendment to the 2017 Incentive Plan as of _____, 2021.

CLEANSPARK, INC.

By:
Name: Its:	Zachary K. Bradford Chief Executive Officer and President

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BROADRIDGE CORPORATE ISSUER SOLUTIONS
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 PM Eastern Time on September 14, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CLSK2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 PM Eastern Time on September 14, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D57736-P59228

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CLEANSPARK INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) you do not wish to vote for on the line below.

____

Nominees:

01) Zachary Bradford
02) Matthew Schultz
03) Larry McNeill
04) Dr. Thomas Wood
05) Roger Beynon

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote 2 years on the following proposal:

	One Year	Two Years	Three Years	Abstain
7. Advisory Vote as to Whether the Advisory Vote to Approve Named Executive Officer Compensation Should Take Place Every 1, 2, or 3 Years	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the 2021 Annual Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

D57737-P59228

CLEANSPARK, INC.
Annual Meeting of Stockholders
September 15, 2021 11:00 AM PDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Zachary Bradford and Lori Love, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common and/or Preferred stock, as applicable, of CLEANSPARK, INC., a Nevada corporation, that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/CLSK2021 at 11:00 AM, PDT on September 15, 2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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